                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4786
                                                      --------

                             Ariel Investment Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
-------------------------------------------------------------------------------
                     (Address of principal executive office)

                        Sheldon R. Stein or Erik D. Ojala
                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 with a copy to:

                                   Arthur Don
                                Seyfarth Shaw LLP
                              55 East Monroe Street
                                   Suite 4200
                             Chicago, Illinois 60603

       Registrant's telephone number, including area code:(312) 726-0140
                                                          --------------

                     Date of fiscal year end: September 30
                                              ------------
                  Date of reporting period: September 30, 2004
                                            ------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "Act") (17 CFR 270.30e-1)

[ARIEL MUTUAL FUNDS LOGO]

[GRAPHIC]

[THE PATIENT INVESTOR(R) LOGO]
SLOW AND STEADY WINS THE RACE

SEPTEMBER 30, 2004

   ARIEL FUND     ARIEL APPRECIATION FUND    ARIEL PREMIER GROWTH FUND   ARIEL PREMIER FUND

INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING OUR WEB SITE, arielmutualfunds.com.

THIS REPORT CANDIDLY DISCUSSES A NUMBER OF INDIVIDUAL COMPANIES. THESE OPINIONS ARE CURRENT AS OF THE DATE OF THIS REPORT BUT ARE SUBJECT TO CHANGE. THE INFORMATION PROVIDED IN THIS REPORT IS NOT REASONABLY SUFFICIENT UPON WHICH TO BASE AN INVESTMENT DECISION AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL A PARTICULAR SECURITY.

INVESTORS SHOULD CONSIDER CAREFULLY THE INVESTMENT OBJECTIVES, POTENTIAL RISKS, MANAGEMENT FEES, AND CHARGES AND EXPENSES OF THE ARIEL MUTUAL FUNDS BEFORE INVESTING. THE CURRENT PROSPECTUS FOR THE ARIEL MUTUAL FUNDS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. INVESTORS MAY OBTAIN A COPY OF THE CURRENT PROSPECTUS BY CALLING OR WRITING OUR DISTRIBUTOR. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY. (C)NOVEMBER 2004, ARIEL DISTRIBUTORS, INC., 200 EAST RANDOLPH DRIVE, CHICAGO, IL 60601. 800-292-7435.


ARIEL INVESTMENT TRUST
P.O. BOX 219121
KANSAS CITY, MISSOURI 64121-9121
800-292-7435
arielmutualfunds.com

TABLE OF CONTENTS

THE PATIENT INVESTOR                                              2
VALUE COMPANY UPDATES                                             4
VALUE COMPANY IN FOCUS                                            6
STATISTICAL SUMMARIES                                             7
ANNUAL REPORT                                                    11

[GRAPHIC]

SHAREHOLDER NEWS CAPITAL GAINS DISTRIBUTIONS & TAX FORMS

Ariel Mutual Funds will make its CAPITAL GAINS DISTRIBUTIONS on November 17, 2004 to shareholders of record as of November 16, 2004. Additionally, in December, Ariel Fund will make an INCOME DISTRIBUTION on December 29, 2004 to shareholders of record as of December 28, 2004. As with all mutual funds, the net asset value (NAV) will drop by the amount of the distribution per share the following day. You will notice this change in each fund's NAV, which is reported daily in the newspaper and on our web site.

Remember, your account value will not rise or fall as a result of the distribution; rather, you will have more shares of the fund at a lower price per share. BE SURE TO LOG ONTO OUR WEB SITE AT arielmutualfunds.com TO REVIEW THE FUNDS' DISTRIBUTIONS.

Also note, you can now receive your 2004 Ariel Mutual Funds tax forms (i.e., Form 1099) online via eDelivery. Sign-up for this free service at arielmutualfunds.com.

NOT PART OF THE ANNUAL REPORT

[THE PATIENT INVESTOR(R) LOGO]
SEPTEMBER 30, 2004                                 SLOW AND STEADY WINS THE RACE

[GRAPHIC]

"It is worth noting that while we may still jockey for position against our peers, more and more, the indexes have become the most important score to beat."

DEAR FELLOW SHAREHOLDER: While styles and strategies may differ, there is one common trait most members of the investment management industry share--we all tend to be incredibly competitive. Some love to win; others hate to lose. Regardless of individual predilection, the end result is the same, ours is an environment of intense, nonstop competition. Against this backdrop, perhaps it is not surprising that some liken our business to sports. Like baseball, basketball or whatever your game of choice, in the money management arena, we are both comforted and tortured by the fact that day in and day out, there is always a score. And yet, unlike athletics, in our playing field, the competition is not simply limited to other "teams" of portfolio managers. Instead, stock market indexes managed in similar styles to our own investment strategies also serve as ubiquitous measuring sticks. It is worth noting that while we may still jockey for position against our peers, more and more, the indexes (also known as "benchmarks") have become the most important score to beat.

In sports, there are basic rules and regulations that level the playing field. For example, a professional basketball court has identical dimensions no matter the arena. As such, the free throw line is always 15 feet from the basket. If only the same were true for the stock market benchmarks that have proliferated in the last two decades.

BENCHPRESSED

In order to understand the problem, let's start at the beginning and define what an index is supposed to do. The Research Foundation of the CFA Institute states, "...benchmarks are paper portfolios constructed for comparison with real portfolios to see whether the latter is being managed effectively...They embody the opportunity set of investments in an asset class. The return on the benchmark is the return available from the asset class and from index funds of the asset class. Finally, the benchmark return is also the return (before costs) on the aggregation of all active managers who participate in the asset class."

If this definition were to hold true, one would expect indexes representing the same style to perform similarly. And yet, because style benchmarks that set out to measure the same strategies are constructed differently by a growing number of sponsoring organizations, there are more and more performance disparities between them. By virtue of these varied results, the very definition of a benchmark is called into question since no one index clearly indicates the "return available from the asset class...index funds of the asset class...[and] the aggregation of all active managers who participate in the asset class," as the CFA Institute says they should.

The following chart illuminates this conundrum. It depicts large, mid- and small cap third quarter and year-to-date returns from two of the most popular index sponsors: Standard & Poor's and The Frank Russell Company. Additionally, the chart illustrates the performance over the same periods for the Lipper indexes that track the 30 largest actively managed mutual funds in each of the same categories.

                              BENCHMARK PERFORMANCE

                            6/30/04 TO 9/30/04    12/30/03 TO 9/30/04
---------------------------------------------------------------------
LARGE CAP
  S&P 500                         -1.9%                 +1.5%
  Russell 3000                    -1.9%                 +1.6%
  Lipper Large Cap Core           -2.4%                 -0.2%

MID CAP VALUE
  S&P Midcap 400 Value            -0.8%                 +6.0%
  Russell Midcap Value            +1.7%                 +9.0%
  Lipper Mid-Cap Value            -0.9%                 +6.9%

SMALL CAP VALUE
  S&P Small Cap 600 Value         +0.3%                +10.0%
  Russell 2000 Value              +0.2%                 +8.0%
  Lipper Small Cap Value          -0.6%                 +7.1%

Source: Standard & Poor's, The Frank Russell Company, Lipper, Inc.

While the large cap performance differences are somewhat negligible in recent periods (although not always), the small and mid-cap value indexes show meaningful performance disparities that could lead one to very different conclusions when sizing up the asset class or an active manager's results. These differences could actually serve to discredit the notion that there is a conclusive way to measure how portfolio managers are doing. Moreover, further questions arise when one considers the fact that conventional wisdom says small stocks should generally outperform mid-caps, which should in turn outperform large stocks. And yet, in the third quarter, mid-caps outperformed both large and small caps--"freakish" performance according to one market pro. It is also worth noting that something must be amiss when the Vanguard Small-Cap Value Index is the #1 performing small cap value fund for the quarter according to the October 25, 2004 issue of U.S. NEWS AND WORLD REPORT.

[GRAPHIC]

                        "...WE BELIEVE THE ONLY REAL WAY
                           TO WIN THE PERFORMANCE GAME
                             IS WITH A KEEN FOCUS ON
                               THE LONG-TERM AND A
                        STRICT ADHERENCE TO DISCIPLINE."

[GRAPHIC]

Over the long-term, our job is to outperform all of the style specific benchmarks that represent the small and mid-cap value arenas as well as the broad market. That said, given their underlying differences, we also understand these benchmarks are likely to continue to turn in uneven results--particularly over shorter periods. It is for this reason that we believe the only real way to win the performance game is with a keen focus on the long-term and a strict adherence to discipline. When we examine our results, we are satisfied we have done just that.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can contact us directly at email@arielmutualfunds.com.

Sincerely,


/s/ John W. Rogers, Jr.

JOHN W. ROGERS, JR.
Chairman and CEO


/s/ Mellody Hobson

MELLODY HOBSON
President

NOT PART OF THE ANNUAL REPORT

VALUE COMPANY UPDATES

[ARAMARK(R) LOGO]

ARAMARK CORPORATION (NYSE: RMK)
ARAMARK Tower
1101 Market Street
Philadelphia, PA 19107
215-238-3000
www.aramark.com

ARAMARK Corporation is one of the largest providers of outsourcing services for food, facilities management and uniforms. The company's services benefit a vast spectrum of businesses, including educational and governmental institutions, hospitals, stadiums and other entertainment and recreational facilities. Today, the company has approximately 200,000 employees, serving millions of customers in 18 countries worldwide.

ARAMARK is led by Chairman and Chief Executive Officer, Joseph Neubauer. We are confident in his disciplined style and management team, the company's focus on business fundamentals and ARAMARK's clear strategic vision. The company is well-positioned to benefit from outsourcing trends both domestically as well as internationally, particularly in Western Europe, China and Latin America. On the cost side, ARAMARK benefits from the economies of scale that result from purchasing large quantities of food and fuel. In 2001, the company acquired a facilities management business from The ServiceMaster Company (NYSE: SVM). This strategic addition provides many benefits--including the opportunity to cross-sell services since ARAMARK and ServiceMaster only had a 5% overlap between customer lists.

As of September 30, 2004, ARAMARK traded at $24.14 a share, a compelling valuation relative to our $40 estimate of its private market value.

[GREY GLOBAL GROUP LOGO]

GREY GLOBAL GROUP INC. (NASDAQ: GREY)
777 Third Avenue
New York, New York 10017
212-546-2000
www.greyglobalgroup.com

Grey Global Group Inc. is the largest independent global advertising and marketing services network in the world. Founded in 1917, Grey recently transformed the company from a traditional advertising agency into a full-scale media and marketing services firm, providing clients an extensive range of advertising, communications and marketing offerings.

After years of industry consolidation, Grey distinguishes itself as one of the few remaining dominant global players. This should prove a significant competitive advantage as leading agency networks are primed to gain market share and command better revenue than their smaller peers. Strengthening this position is Grey's blue-chip client roster and an established reputation for world-class client service. The company's worldwide reach is essential to attract and retain major multinational advertisers--long considered the most profitable and desirable clients. Furthermore, possessing both traditional advertising and specific marketing disciplines is positive for clients demanding integrated service offerings. Additionally, Grey expanded the company through organic growth--and as a result has been successful maintaining a strong and consistent brand across all disciplines.

In September 2004, WPP Group plc (NASDAQ: WPPGY), a London-based global communications services organization, announced an agreement to acquire Grey for approximately $1.4 billion in cash and stock. As the stock realized our estimate of the company's instrinsic worth, we sold our positions--closing a successful investment chapter for Ariel Fund.

[GREATER BAY BANCORP LOGO]

GREATER BAY BANCORP (NASDAQ: GBBK)
2860 West Bayshore Road
Palo Alto, CA 94303
800-226-5262
www.gbbk.com

Greater Bay Bancorp is an independent holding company comprised of 11 banking subsidiaries and 40 branch offices throughout the San Francisco area. The company was formed when two regional banks merged in 1996. Originally, each subsidiary retained its distinctive brand name. However, this past February, Greater Bay announced the consolidation of 11 separate charters into one national bank--an important step in building brand equity.

Greater Bay's competitive advantage is its strong relationship banking service model. Each bank offers the personalized service and attention of a local bank but with the sophisticated service offerings of a much larger financial institution. By building strong and long-standing client relationships, Greater Bay has established a solid reputation in the Bay Area as the preeminent business bank. Additionally, it has a distinct marketing niche as the largest locally-headquartered community bank. Today, Greater Bay has approximately $8 billion in assets--up $2 billion in the past three years.

Due to Greater Bay's strong franchise and financial strength, we have been monitoring the company closely for several months. In early August, the stock price declined primarily due to interest rate fears and we took this opportunity to begin purchasing shares. As of September 30, 2004, Greater Bay traded at $28.75, less than 15x forecasted earnings and a 32% discount to our private market value estimate of $42.

MOHAWK INDUSTRIES, INC.

MOHAWK INDUSTRIES, INC. (NYSE: MHK)
160 South Industrial Boulevard
Calhoun, GA  30701
706-629-7721
www.mohawkind.com

Mohawk Industries is the leading manufacturer and distributor of residential and commercial floor covering in the United States. Founded in 1878 as a carpet manufacturer, Mohawk is the oldest and largest company in its industry--competing in all major product categories including carpet and rugs, as well as hardwood, laminate, ceramic tile, stone and vinyl flooring. The company markets and manufactures under a number of premier brand names such as Mohawk, Aladdin, Custom Weave, a Karastan, Lees, Dal-Tile and American Olean.

Mohawk maintains strong competitive advantages through an extensive distribution network of 250 locations; its own trucking fleet; low-cost manufacturing; brand recognition; and a variety of product offerings outside of flooring, including throw pillows and bedspreads. Additionally, the company sets itself apart from its peers through a relentless commitment to its dealer relationships and ensuring premium service levels--both of which are critical in terms of filling orders, ensuring prompt delivery, achieving customer satisfaction and cultivating repeat business.

Recently, company earnings have been negatively impacted by increases in raw material prices. However, we believe this issue will be short-lived because the industry has been able to pass raw material price increases along to the end-consumer in times past. As of September 30, 2004, Mohawk Industries traded at $79.39 per share, a compelling value to our estimation of its private market value of $106.

                                        5
NOT PART OF THE ANNUAL REPORT

VALUE COMPANY IN FOCUS

[MATTEL(R) LOGO]

MATTEL, INC. (NYSE: MAT)
333 Continental Boulevard
El Segundo, CA 90245
310-252-2000
www.mattel.com

Mattel, Inc. is the largest toy company in the world. The company's products include a stellar line-up of world-renowned brands such as Barbie, Hot Wheels, Fisher-Price, American Girl and PowerTouch.

SUPERIOR PRODUCTS

Mattel's strength stems both from innovation as well as its ability to generate growth from its core brands. Barbie, a longtime Mattel anchor, is the strongest girl's brand in the world--outselling every other fashion doll by a 2-to-1 ratio. Additionally, the Barbie line has a 45-year history of generating an attractive stream of licensing income. However, in the last few years, Bratz dolls have challenged Barbie's popularity. In response to these competitive inroads, Mattel has redefined its marketing with new storylines--creating a "world of Barbie." For example, some products emphasize her as an athlete or as an independent career woman--rather than simply marketing descriptive qualities like her latest apparel. Additionally, Mattel is promoting Barbie through extensive print and television advertising as well as more aggressive public relations. We believe this marketing momentum will be rewarded in 2005.

STRONG MANAGEMENT TEAM

Mattel Chairman and CEO, Bob Eckert, joined the company in 2000 after 23 years at Kraft, most recently as President and CEO. We believe his extensive consumer products experience combined with his ability to develop and manage powerhouse brands should boost financial performance. Eckert and his executive team have done an excellent job strengthening the company's balance sheet, streamlining operations, improving efficiencies and controlling costs. This disciplined and back-to-basics approach is a welcome relief from the prior management's acquisition sprees and considerable overspending on movie licenses during the 1990s. We are confident the company's current leadership has Mattel focused and on track.

COMPELLING VALUATION

Mattel's stock price has fallen over the last 18 months, primarily because of investor fears regarding the decline of the Barbie franchise. Specifically, many lost confidence in Barbie's ability to effectively compete in a changing market. Mattel continues to demonstrate it is built to last--and we believe both Mattel and Barbie have a bright future. Mattel was trading at less than 13x forward earnings when we began purchasing shares in August 2004. As of September 30, 2004, Mattel shares traded at $18.13, a 21% discount to our private market value estimate of $23.

ARIEL FUND STATISTICAL SUMMARY                                       (UNAUDITED)

                                                                         52-WEEK RANGE            EARNINGS PER SHARE
                                                                      ------------------   ---------------------------------
                                                                                               2003        2004        2005
                                            TICKER        PRICE                               ACTUAL     ESTIMATED   ESTIMATED
COMPANY                                     SYMBOL       11/09/04      LOW         HIGH      CALENDAR     CALENDAR    CALENDAR
Interface, Inc.                              IFSIA          9.05        4.77        9.35       -0.31        0.02        0.35
Horace Mann Educators Corp.                   HMN          18.29       12.81       18.37       -0.06        0.90        1.60
Journal Register Co.                          JRC          18.81       17.65       22.10        1.18        1.24        1.40
Littelfuse, Inc.                             LFUS          38.35       26.20       44.21        0.70        1.80        2.01
Bob Evans Farms, Inc.                        BOBE          25.18       22.49       34.37        1.77        1.66        1.96
S&T Bancorp, Inc.                            STBA          36.76       27.85       36.90        1.94        2.07        2.25
Longs Drug Stores Corp.                       LDG          26.68       17.48       26.90        0.99        1.05        1.20
DeVry Inc.                                    DV           15.39       13.00       32.38        0.79        0.70        0.61
Sotheby's Holdings, Inc.                      BID          17.08       10.34       19.24       -0.24        0.49        0.65
Jones Lang LaSalle, Inc.                      JLL          33.07       18.60       35.50        1.12        1.87        2.20
Matthews International Corp.                 MATW          35.53       27.02       36.81        1.38        1.62        1.86
Sybron Dental Specialties, Inc.               SYD          34.16       23.00       34.55        1.51        1.60        1.75
Chittenden Corp.                              CHZ          28.89       22.64       30.36        1.66        1.70        1.85
Brady Corp.                                   BRC          55.71       33.98       56.65        1.54        2.40        3.04
Argosy Gaming Co.                             AGY          45.97       24.05       46.30        1.89        2.47        2.79
Anixter International Inc.                    AXE          38.38       22.29       39.35        1.13        1.67        2.02
Invacare Corp.                                IVC          47.13       38.70       47.98        2.25        2.47        2.97
Radio One, Inc.                              ROIAK         14.14       13.62       20.24        0.32        0.34        0.45
Greater Bay Bancorp                          GBBK          30.85       24.88       32.51        1.62        1.70        1.81
Waddell & Reed Financial, Inc.                WDR          21.70       18.45       27.28        1.13        1.28        1.40
Herman Miller, Inc.                          MLHR          25.54       21.95       29.74        0.43        0.75        1.06
Valassis Communications, Inc.                 VCI          35.52       26.12       35.72        2.03        1.83        1.90
American Greetings Corp.                      AM           27.33       19.09       27.83        1.35        1.64        1.92
IDEX Corp.                                    IEX          38.87       24.37       39.27        1.25        1.68        1.97
Steelcase Inc.                                SCS          13.75       11.09       14.68       -0.05       -0.05        0.20
HCC Insurance Holdings, Inc.                  HCC          32.40       27.53       34.75        2.23        2.31        3.09
Lee Enterprises, Inc.                         LEE          46.95       41.75       49.83        1.79        1.98        2.21
Certegy Inc.                                  CEY          35.57       31.32       39.73        1.55        1.73        1.97
Harte-Hanks, Inc.                             HHS          26.64       20.45       27.00        0.97        1.10        1.27
Andrew Corp.                                 ANDW          14.15        9.30       21.67        0.18        0.49        0.70
Graco Inc.                                    GGG          35.59       24.39       36.50        1.23        1.51        1.70
J.M. Smucker Co.                              SJM          46.86       40.80       53.50        2.39        2.58        2.90
A.G. Edwards, Inc.                            AGE          37.40       31.09       40.50        1.97        2.28        2.70
Markel Corp.                                  MKL         315.25      247.00      319.50        9.56       16.95       20.63
Omnicare, Inc.                                OCR          29.94       25.05       47.80        2.01        2.31        2.58
Hasbro, Inc.                                  HAS          18.52       16.90       23.33        0.98        1.26        1.43
Neiman Marcus Group, Inc.                    NMGA          66.76       47.48       67.24        3.24        4.55        4.67
Janus Capital Group Inc.                      JNS          15.07       12.60       17.90        0.90        0.64        0.58
Energizer Holdings, Inc.                      ENR          45.72       35.83       48.40        2.74        3.23        3.50
ServiceMaster Co.                             SVM          12.49       10.62       13.25        0.54        0.60        0.66
McCormick & Co., Inc.                         MKC          37.05       27.96       37.68        1.40        1.60        1.79
Caesars Entertainment, Inc.                   CZR          18.17        9.85       18.45        0.49        0.70        0.80
Fisher Scientific International Inc.          FSH          53.55       38.40       60.77        2.36        2.84        3.57

                                                      P/E CALENDAR
                                            --------------------------------
                                             2003       2004          2005       MARKET
                                            ACTUAL     ESTIMATED   ESTIMATED      CAP.
COMPANY                                       P/E         P/E         P/E        ($MM)
Interface, Inc.                                NM          NM         25.9         469
Horace Mann Educators Corp.                    NM        20.3         11.4         783
Journal Register Co.                         15.9        15.2         13.4         789
Littelfuse, Inc.                             54.8        21.3         19.1         855
Bob Evans Farms, Inc.                        14.2        15.2         12.8         889
S&T Bancorp, Inc.                            18.9        17.8         16.3         975
Longs Drug Stores Corp.                      26.9        25.4         22.2         999
DeVry Inc.                                   19.5        22.0         25.2       1,083
Sotheby's Holdings, Inc.                       NM        34.9         26.3       1,084
Jones Lang LaSalle, Inc.                     29.5        17.7         15.0       1,086
Matthews International Corp.                 25.7        21.9         19.1       1,146
Sybron Dental Specialties, Inc.              22.6        21.4         19.5       1,329
Chittenden Corp.                             17.4        17.0         15.6       1,337
Brady Corp.                                  36.2        23.2         18.3       1,346
Argosy Gaming Co.                            24.3        18.6         16.5       1,356
Anixter International Inc.                   34.0        23.0         19.0       1,430
Invacare Corp.                               20.9        19.1         15.9       1,472
Radio One, Inc.                              44.2        41.6         31.4       1,485
Greater Bay Bancorp                          19.0        18.1         17.0       1,573
Waddell & Reed Financial, Inc.               19.2        17.0         15.5       1,794
Herman Miller, Inc.                          59.4        34.1         24.1       1,805
Valassis Communications, Inc.                17.5        19.4         18.7       1,821
American Greetings Corp.                     20.2        16.7         14.2       1,873
IDEX Corp.                                   31.1        23.1         19.7       1,968
Steelcase Inc.                                 NM          NM         68.8       2,039
HCC Insurance Holdings, Inc.                 14.5        14.0         10.5       2,100
Lee Enterprises, Inc.                        26.2        23.7         21.2       2,121
Certegy Inc.                                 22.9        20.6         18.1       2,223
Harte-Hanks, Inc.                            27.5        24.2         21.0       2,273
Andrew Corp.                                 78.6        28.9         20.2       2,275
Graco Inc.                                   28.9        23.6         20.9       2,460
J.M. Smucker Co.                             19.6        18.2         16.2       2,735
A.G. Edwards, Inc.                           19.0        16.4         13.9       2,857
Markel Corp.                                 33.0        18.6         15.3       3,104
Omnicare, Inc.                               14.9        13.0         11.6       3,119
Hasbro, Inc.                                 18.9        14.7         13.0       3,278
Neiman Marcus Group, Inc.                    20.6        14.7         14.3       3,288
Janus Capital Group Inc.                     16.7        23.5         26.0       3,561
Energizer Holdings, Inc.                     16.7        14.2         13.1       3,565
ServiceMaster Co.                            23.1        20.8         18.9       3,632
McCormick & Co., Inc.                        26.5        23.2         20.7       5,065
Caesars Entertainment, Inc.                  37.1        26.0         22.7       5,688
Fisher Scientific International Inc.         22.7        18.9         15.0       6,281

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Radio One estimates are before depreciation and amortization. Energizer, Harte-Hanks and ServiceMaster estimates are before amortization. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of 11/09/04. P/E ratios are based on earnings stated and 11/09/04 stock price. NM=Not Meaningful.

                                        7
NOT PART OF THE ANNUAL REPORT

ARIEL APPRECIATION FUND STATISTICAL SUMMARY                          (UNAUDITED)

                                                                       52-WEEK RANGE               EARNINGS PER SHARE
                                                                   ---------------------   ---------------------------------
                                                                                              2003       2004        2005
                                            TICKER       PRICE                               ACTUAL    ESTIMATED   ESTIMATED
COMPANY                                     SYMBOL      11/09/04        LOW        HIGH     CALENDAR    CALENDAR    CALENDAR
Certegy Inc.                                  CEY          35.57       31.32       39.73      1.55        1.73        1.97
Harte-Hanks, Inc.                             HHS          26.64       20.45       27.00      0.97        1.10        1.27
Omnicare, Inc.                                OCR          29.94       25.05       47.80      2.01        2.31        2.58
McClatchy Co.                                 MNI          71.35       65.21       74.38      3.10        3.35        3.62
Janus Capital Group Inc.                      JNS          15.07       12.60       17.90      0.90        0.64        0.58
Equifax Inc.                                  EFX          26.78       22.60       27.37      1.48        1.62        1.71
ServiceMaster Co.                             SVM          12.49       10.62       13.25      0.54        0.60        0.66
Dun & Bradstreet Corp.                        DNB          58.68       46.17       59.72      2.54        2.98        3.40
ARAMARK Corp.                                 RMK          23.65       21.18       29.35      1.29        1.43        1.68
CenturyTel, Inc.                              CTL          33.56       26.20       35.54      2.38        2.42        2.38
Interpublic Group of Cos., Inc.               IPG          11.92       10.47       17.31      0.56        0.64        0.70
IMS Health Inc.                               RX           22.30       20.16       26.80      1.03        1.19        1.32
Mohawk Industries, Inc.                       MHK          87.44       67.07       89.57      4.62        5.45        6.08
Fisher Scientific International Inc.          FSH          53.55       38.40       60.77      2.36        2.84        3.57
Banknorth Group, Inc.                         BNK          35.75       30.25       36.11      2.18        2.35        2.55
Black & Decker Corp.                          BDK          84.04       44.45       85.69      3.96        5.34        6.01
Mattel, Inc.                                  MAT          18.12       15.94       20.50      1.25        1.16        1.33
T. Rowe Price Group, Inc.                    TROW          59.61       40.00       60.03      1.77        2.43        2.81
SunGard Data Systems, Inc.                    SDS          26.65       22.40       31.65      1.26        1.41        1.59
MBIA, Inc.                                    MBI          60.82       52.55       67.34      4.80        5.25        5.89
Northern Trust Corp.                         NTRS          45.18       38.40       51.35      1.96        2.31        2.60
XL Capital Ltd.                               XL           73.83       66.70       82.00      2.12        6.72        9.75
Pitney Bowes, Inc.                            PBI          44.94       38.22       45.73      2.41        2.51        2.70
Clorox Co.                                    CLX          55.30       45.55       56.50      2.40        2.63        2.94
Yum! Brands, Inc.                             YUM          45.01       32.00       46.17      2.06        2.34        2.65
Tribune Co.                                   TRB          43.88       39.20       53.00      2.21        2.22        2.46
Omnicom Group Inc.                            OMC          80.80       66.43       88.82      3.59        3.82        4.29
Franklin Resources, Inc.                      BEN          62.38       43.39       62.75      2.20        3.08        3.55
Baxter International Inc.                     BAX          31.90       26.46       34.84      1.85        1.66        1.88
Accenture Ltd.                                ACN          24.63       21.85       28.10      1.05        1.28        1.44
Cendant Corp.                                 CD           22.30       19.63       25.19      1.41        1.73        1.89
St. Paul Travelers Cos., Inc.                 STA          36.32       30.23       43.63      2.55        2.27        3.24
Schering-Plough Corp.                         SGP          18.55       14.62       20.10      0.31        0.01        0.26
Carnival Corp.                                CCL          52.17       33.77       52.87      1.57        2.19        2.69
MBNA Corp.                                    KRB          26.82       22.35       29.68      1.79        2.00        2.23

                                                      P/E CALENDAR
                                            --------------------------------
                                             2003        2004         2005      MARKET
                                            ACTUAL     ESTIMATED   ESTIMATED     CAP.
COMPANY                                       P/E         P/E         P/E       ($MM)
Certegy Inc.                                  22.9        20.6        18.1       2,223
Harte-Hanks, Inc.                             27.5        24.2        21.0       2,273
Omnicare, Inc.                                14.9        13.0        11.6       3,119
McClatchy Co.                                 23.0        21.3        19.7       3,313
Janus Capital Group Inc.                      16.7        23.5        26.0       3,561
Equifax Inc.                                  18.1        16.5        15.7       3,618
ServiceMaster Co.                             23.1        20.8        18.9       3,632
Dun & Bradstreet Corp.                        23.1        19.7        17.3       4,077
ARAMARK Corp.                                 18.3        16.5        14.1       4,391
CenturyTel, Inc.                              14.1        13.9        14.1       4,516
Interpublic Group of Cos., Inc.               21.3        18.6        17.0       5,041
IMS Health Inc.                               21.7        18.7        16.9       5,173
Mohawk Industries, Inc.                       18.9        16.0        14.4       5,834
Fisher Scientific International Inc.          22.7        18.9        15.0       6,281
Banknorth Group, Inc.                         16.4        15.2        14.0       6,287
Black & Decker Corp.                          21.2        15.7        14.0       6,785
Mattel, Inc.                                  14.5        15.6        13.6       7,504
T. Rowe Price Group, Inc.                     33.7        24.5        21.2       7,639
SunGard Data Systems, Inc.                    21.2        18.9        16.8       7,698
MBIA, Inc.                                    12.7        11.6        10.3       8,559
Northern Trust Corp.                          23.1        19.6        17.4       9,904
XL Capital Ltd.                               34.8        11.0         7.6      10,237
Pitney Bowes, Inc.                            18.6        17.9        16.6      10,364
Clorox Co.                                    23.0        21.0        18.8      11,800
Yum! Brands, Inc.                             21.8        19.2        17.0      13,185
Tribune Co.                                   19.9        19.8        17.8      13,941
Omnicom Group Inc.                            22.5        21.2        18.8      15,055
Franklin Resources, Inc.                      28.4        20.3        17.6      15,557
Baxter International Inc.                     17.2        19.2        17.0      19,665
Accenture Ltd.                                23.5        19.2        17.1      23,101
Cendant Corp.                                 15.8        12.9        11.8      23,478
St. Paul Travelers Cos., Inc.                 14.2        16.0        11.2      24,315
Schering-Plough Corp.                         59.8          NM        71.3      27,320
Carnival Corp.                                33.2        23.8        19.4      33,038
MBNA Corp.                                    15.0        13.4        12.0      34,267

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Harte-Hanks and ServiceMaster estimates are before amortization. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of 11/09/04. P/E ratios are based on earnings stated and 11/09/04 stock price. NM=Not Meaningful.

ARIEL PREMIER GROWTH FUND STATISTICAL SUMMARY                        (UNAUDITED)

                                                                        52-WEEK RANGE              EARNINGS PER SHARE
                                                                   ---------------------   ---------------------------------
                                                                                              2003       2004        2005
                                            TICKER       PRICE                               ACTUAL    ESTIMATED   ESTIMATED
COMPANY                                     SYMBOL      11/09/04        LOW        HIGH     CALENDAR    CALENDAR    CALENDAR
Microsoft Corp.                              MSFT          29.77       24.15       29.77      0.76        1.26        1.39
Wal-Mart Stores, Inc.                         WMT          56.32       50.74       61.05      2.03        2.40        2.72
Pfizer Inc.                                   PFE          27.99       27.74       38.85      0.22        2.13        2.34
Johnson & Johnson                             JNJ          59.83       48.95       59.84      2.42        3.07        3.34
American International Group, Inc.            AIG          60.75       54.70       76.77      3.55        4.40        5.21
Intel Corp.                                  INTC          23.08       19.68       34.24      0.86        1.11        1.10
Cisco Systems, Inc.                          CSCO          19.75       17.79       29.13      0.73        0.88        1.01
PepsiCo, Inc.                                 PEP          51.02       45.39       55.55      2.07        2.31        2.56
Oracle Corp.                                 ORCL          13.35        9.86       14.89      0.51        0.58        0.65
American Express Co.                          AXP          54.63       43.93       55.12      2.34        2.73        3.09
Tyco International Ltd.                       TYC          33.71       21.54       33.71      1.50        1.96        2.28
Comcast Corp.                                CMCSA         29.60       26.48       36.13     -0.10        0.36        0.65
Eli Lilly and Co.                             LLY          56.53       50.44       76.26      2.38        2.81        3.11
3M Co.                                        MMM          81.19       74.87       90.01      3.07        3.74        4.16
Medtronic Inc.                                MDT          52.16       43.85       53.19      1.61        1.90        2.21
United Technologies Corp.                     UTX          97.21       81.50       97.50      4.93        5.50        6.12
Lowe's Cos., Inc.                             LOW          59.42       46.49       59.44      2.37        2.71        3.34
Yahoo! Inc.                                  YHOO          37.03       19.01       37.97      0.20        0.34        0.49
Taiwan Semiconductor Mfg. Co. Ltd.            TSM           8.08        6.64       10.19      0.31        0.59        0.52
Liberty Media Corp.                            L            9.70        8.44       12.32     -0.44       -0.10        0.16
Illinois Tool Works Inc.                      ITW          94.44       73.42       95.89      3.39        4.38        5.13
Alcon, Inc.                                   ACL          74.61       51.19       87.24      1.93        2.54        2.89
Guidant Corp.                                 GDT          66.10       50.55       72.61      1.39        2.42        2.60
Biogen Idec Inc.                             BIIB          60.50       33.40       63.54     -4.92        1.46        1.71
Symantec Corp.                               SYMC          60.17       29.71       62.20      1.21        1.65        1.94
Avon Products, Inc.                           AVP          38.86       30.81       46.14      1.41        1.76        1.99
Danaher Corp.                                 DHR          57.15       40.22       57.55      1.75        2.28        2.60
Countrywide Financial Corp.                   CFC          31.03       23.43       39.39      4.44        3.94        3.78
Kohl's Corp.                                  KSS          50.82       40.96       52.86      1.74        2.17        2.58
Computer Associates International, Inc.       CA           28.91       22.15       29.17     -0.06        0.79        0.98
IAC/InterActiveCorp                          IACI          24.13       19.18       34.88      0.19        0.91        1.03
Gilead Sciences, Inc.                        GILD          36.77       25.88       39.04     -0.18        0.94        1.17
Teva Pharmaceutical Industries Ltd.          TEVA          25.43       23.65       34.28      1.29        1.43        1.63
Analog Devices, Inc.                          ADI          39.45       33.57       51.39        NM        1.46        1.54
Staples, Inc.                                SPLS          29.97       23.96       31.20      1.01        1.39        1.61
Maxim Integrated Products, Inc.              MXIM          44.24       39.27       55.99      1.28        1.71        1.96
Bed Bath & Beyond Inc.                       BBBY          42.52       33.89       43.35      1.35        1.60        1.89
Linear Technology Corp.                      LLTC          38.02       34.42       44.95      1.05        1.33        1.51
Allergan, Inc.                                AGN          77.68       67.67       92.06     -0.40        2.74        3.23
BJ Services Co.                               BJS          44.95       31.22       54.00        NM        2.34        2.76
Nabors Industries Ltd.                        NBR          47.03       36.45       51.52      1.31        1.86        2.71

                                                      P/E CALENDAR
                                            --------------------------------
                                             2003        2004         2005       MARKET
                                            ACTUAL     ESTIMATED    ESTIMATED     CAP.
COMPANY                                       P/E         P/E         P/E        ($MM)
Microsoft Corp.                               39.2        23.7        21.4      323,451
Wal-Mart Stores, Inc.                         27.7        23.5        20.7      238,938
Pfizer Inc.                                  127.2        13.2        12.0      211,346
Johnson & Johnson                             24.7        19.5        17.9      177,601
American International Group, Inc.            17.1        13.8        11.7      158,278
Intel Corp.                                   26.8        20.8        20.9      145,935
Cisco Systems, Inc.                           27.1        22.5        19.6      133,016
PepsiCo, Inc.                                 24.6        22.1        19.9       86,071
Oracle Corp.                                  26.2        23.2        20.6       69,033
American Express Co.                          23.3        20.0        17.7       68,561
Tyco International Ltd.                       22.5        17.2        14.8       67,695
Comcast Corp.                                   NM        82.4        45.8       65,709
Eli Lilly and Co.                             23.8        20.2        18.2       63,972
3M Co.                                        26.4        21.7        19.5       63,209
Medtronic Inc.                                32.4        27.5        23.6       63,085
United Technologies Corp.                     19.7        17.7        15.9       49,678
Lowe's Cos., Inc.                             25.1        22.0        17.8       45,872
Yahoo! Inc.                                  189.9       107.5        75.1       45,678
Taiwan Semiconductor Mfg. Co. Ltd.            26.3        13.8        15.5       37,290
Liberty Media Corp.                             NM          NM        61.9       28,319
Illinois Tool Works Inc.                      27.9        21.6        18.4       27,925
Alcon, Inc.                                   38.7        29.4        25.8       22,853
Guidant Corp.                                 47.6        27.3        25.4       21,006
Biogen Idec Inc.                                NM        41.5        35.4       20,473
Symantec Corp.                                49.7        36.5        31.1       18,874
Avon Products, Inc.                           27.6        22.0        19.6       18,379
Danaher Corp.                                 32.7        25.1        22.0       17,637
Countrywide Financial Corp.                    7.0         7.9         8.2       17,539
Kohl's Corp.                                  29.2        23.4        19.7       17,336
Computer Associates International, Inc.         NM        36.4        29.4       16,931
IAC/InterActiveCorp                          127.0        26.5        23.4       16,780
Gilead Sciences, Inc.                           NM        39.2        31.5       15,894
Teva Pharmaceutical Industries Ltd.           19.8        17.8        15.6       15,141
Analog Devices, Inc.                            NM        27.1        25.6       14,927
Staples, Inc.                                 29.7        21.6        18.6       14,911
Maxim Integrated Products, Inc.               34.6        25.9        22.6       14,389
Bed Bath & Beyond Inc.                        31.5        26.6        22.5       12,796
Linear Technology Corp.                       36.2        28.6        25.1       11,706
Allergan, Inc.                                  NM        28.3        24.0       10,198
BJ Services Co.                                 NM        19.2        16.3        7,241
Nabors Industries Ltd.                        35.9        25.2        17.3        7,012

NOT PART OF THE ANNUAL REPORT

                                                                         52-WEEK RANGE            EARNINGS PER SHARE
                                                                       -----------------   ---------------------------------
                                                                                              2003       2004        2005
                                            TICKER       PRICE                               ACTUAL    ESTIMATED   ESTIMATED
COMPANY                                     SYMBOL      11/09/04        LOW        HIGH     CALENDAR    CALENDAR    CALENDAR
Noble Corp.                                   NE          43.60        33.67       47.15       1.26        1.12        2.19
Liberty Media International, Inc.            LBTYA        37.42        29.15       39.15         NM       -0.62        0.70
Jabil Circuit, Inc.                           JBL         25.45        19.48       32.35       0.83        1.23        1.47
Mercury Interactive Corp.                    MERQ         43.05        32.36       54.00       0.48        1.06        1.34

                                                      P/E CALENDAR
                                            --------------------------------
                                             2003        2004         2005       MARKET
                                            ACTUAL     ESTIMATED    ESTIMATED     CAP.
COMPANY                                       P/E         P/E         P/E        ($MM)
Noble Corp.                                   34.6        39.0        19.9       5,838
Liberty Media International, Inc.               NM          NM        53.2       5,236
Jabil Circuit, Inc.                           30.7        20.8        17.3       5,123
Mercury Interactive Corp.                     89.7        40.6        32.0       4,010

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Lincoln Equity Management, LLC and represent consensus earnings per share expectations as of 11/09/04. P/E ratios are based on earnings stated and 11/09/04 stock price. NM=Not Meaningful.

                                                                   ANNUAL REPORT


                                                              SEPTEMBER 30, 2004

   ARIEL FUND      ARIEL APPRECIATION FUND      ARIEL PREMIER GROWTH FUND      ARIEL PREMIER BOND FUND

INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING OUR WEB SITE, arielmutualfunds.com.

THIS REPORT CANDIDLY DISCUSSES A NUMBER OF INDIVIDUAL COMPANIES. THESE OPINIONS ARE CURRENT AS OF THE DATE OF THIS REPORT BUT ARE SUBJECT TO CHANGE. THE INFORMATION PROVIDED IN THIS REPORT IS NOT REASONABLY SUFFICIENT UPON WHICH TO BASE AN INVESTMENT DECISION AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL A PARTICULAR SECURITY.

INVESTORS SHOULD CONSIDER CAREFULLY THE INVESTMENT OBJECTIVES, POTENTIAL RISKS, MANAGEMENT FEES, AND CHARGES AND EXPENSES OF THE ARIEL MUTUAL FUNDS BEFORE INVESTING. THE CURRENT PROSPECTUS FOR THE ARIEL MUTUAL FUNDS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. INVESTORS MAY OBTAIN A COPY OF THE CURRENT PROSPECTUS BY CALLING OR WRITING OUR DISTRIBUTOR. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY. (C)NOVEMBER 2004, ARIEL DISTRIBUTORS, INC., 200 EAST RANDOLPH DRIVE, CHICAGO, IL 60601. 800-292-7435.


ARIEL INVESTMENT TRUST
P.O. BOX 219121
KANSAS CITY, MISSOURI  64121-9121
800-292-7435
arielmutualfunds.com

TABLE OF CONTENTS

ARIEL FUND
      MANAGEMENT DISCUSSION                                              14
      PERFORMANCE SUMMARY                                                15
      SCHEDULE OF INVESTMENTS                                            16

ARIEL APPRECIATION FUND
      MANAGEMENT DISCUSSION                                              18
      PERFORMANCE SUMMARY                                                19
      SCHEDULE OF INVESTMENTS                                            20

ARIEL PREMIER GROWTH FUND
      MANAGEMENT DISCUSSION                                              22
      PERFORMANCE SUMMARY                                                23
      SCHEDULE OF INVESTMENTS                                            24

ARIEL PREMIER BOND FUND
      MANAGEMENT DISCUSSION                                              26
      PERFORMANCE SUMMARY                                                27
      SCHEDULE OF INVESTMENTS                                            28

FUND EXPENSE EXAMPLE                                                     35

STATEMENTS OF ASSETS AND LIABILITIES                                     36

STATEMENTS OF OPERATIONS                                                 37

STATEMENTS OF CHANGES IN NET ASSETS                                      38

FINANCIAL HIGHLIGHTS                                                     40

NOTES TO THE FINANCIAL STATEMENTS                                        43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                  48

IMPORTANT SUPPLEMENTAL INFORMATION                                       49

BOARD OF TRUSTEES                                                        50

OFFICERS                                                                 52

ARIEL FUND                                                                 ARGFX

MANAGEMENT DISCUSSION

Q:   HOW DID ARIEL FUND PERFORM AGAINST ITS BENCHMARK?

A: For the quarter ended September 30, 2004, Ariel Fund rose a modest +0.32%. By means of comparison, the Russell 2500 Value Index, comprised of similarly-sized issues, returned +0.25%. The Russell 2000 Value Index, exclusively comprised of small cap stocks, posted an increase of +0.15%. Each outperformed the S&P 500 Index which lost ground--declining -1.87% over the quarter.

     For the one-year ended September 30, 2004, Ariel Fund gained +23.95%. These results tracked closely with the Russell 2500 Value and the Russell 2000 Value Indexes which posted +24.56% and +25.66% respectively. Again, the Fund and its benchmarks each outpaced the S&P 500 Index which returned +13.87% for the one-year period.

Q:   WHAT DROVE ARIEL FUND'S PERFORMANCE?

A: Considerable merger and acquisition activity was the primary driver of Ariel Fund's performance for the quarter ended September 30, 2004. Gains resulted from the acquisitions of three of our holdings: Caesars Entertainment, Inc.; Grey Global Group Inc.; and The Rouse Company. Additionally, Apogent Technologies Inc.'s merger with Fisher Scientific International Inc. (NYSE: FSH) was completed in August.

     The lackluster performance of a few specific companies dampened the momentum described above. For example, Andrew Corporation (NASDAQ: ANDW) tumbled due to concerns over lower-than-expected earnings and Janus Capital Group Inc. (NYSE: JNS) was down due to weak equity markets and concern over client cash flows.

Q:   WHAT STOCKS DID ARIEL FUND BUY OR SELL DURING THE QUARTER?

A: For the quarter ended September 30, 2004, we added the following holdings to the Fund's portfolio: A.G. Edwards, Inc. (NYSE: AGE), a retail brokerage firm as well as Greater Bay Bancorp (NASDAQ: GBBK), the largest locally headquartered community bank in the San Francisco Bay Area. We also purchased shares of Omnicare, Inc. (NYSE: OCR), the country's largest provider of pharmacy and related services to long-term care facilities.

     We sold our positions in Grey Global Group Inc. and The Rouse Company on the good news of their acquisitions

Q:   WHAT IS ARIEL FUND'S LONGER-TERM TRACK RECORD?

A: Reflecting a longer time horizon, Ariel ten-year average annual total return of +15.30% surpasses both the +14.16% of the Russell 2500 Value Index as well as the +13.41% return of the Russell 2000 Value Index over the same period.

     We believe our long-term performance is driven by our disciplined investment approach; stock selection; and commitment to identifying under-valued companies with consistent, predictable results, solid business models and strong leadership.

ARIEL FUND PERFORMANCE SUMMARY                        INCEPTION: NOVEMBER 6,1986

ABOUT THE FUND
ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD--USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN $500 MILLION AND $2.5 BILLION AT THE TIME OF INITIAL PURCHASE, WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.

PORTFOLIO COMPOSITION

                                                   RUSSELL
                                                     2500      S&P
                                        ARIEL       VALUE      500
                                        FUND        INDEX     INDEX
Consumer Discretionary & Services       29.1%       12.8%     13.9%

               Financial Services       19.8%       33.5%     21.7%

                             Cash       16.0%        0.0%      0.0%

                Producer Durables       13.5%        6.8%      4.2%

           Materials & Processing        7.5%       12.5%      3.7%

                      Health Care        6.5%        4.0%     12.8%

                 Consumer Staples        5.0%        2.5%      7.3%

                       Technology        2.6%        6.4%     13.9%

                        Utilities        0.0%        9.8%      7.2%

                     Other Energy        0.0%        6.5%      2.1%

           Autos & Transportation        0.0%        3.8%      2.6%

               Other Common Stock        0.0%        1.3%      5.4%

                  Integrated Oils        0.0%        0.0%      5.2%

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPT. 30, 2004 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)*

                              3RD QUARTER     YTD    1 YEAR   3 YEAR   5 YEAR   10 YEAR   LIFE OF FUND
------------------------------------------------------------------------------------------------------
Ariel Fund                       +0.32%     +12.19%  +23.95%  +15.90%  +14.70%   +15.30%     +14.14%
Russell 2500 Value Index         +0.25%      +6.98%  +24.56%  +17.56%  +14.03%   +14.16%     +13.10%
Russell 2000 Value Index         +0.15%      +7.99%  +25.66%  +17.69%  +14.71%   +13.41%     +12.56%
Russell 2000 Index               -2.86%      +3.71%  +18.77%  +13.71%   +7.41%    +9.87%      +9.88%
S&P 500 Index                    -1.87%      +1.51%  +13.87%   +4.04%   -1.31%   +11.08%     +11.39%

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

                       ARIEL FUND              RUSSELL 2500 VALUE INDEX   S&P 500 INDEX
12/31/86                10,203.34                    9,757.21             9,849.14
12/31/87                11,366.66                    9,280.88            10,366.28
12/31/88                15,904.93                   11,848.48            12,087.73
12/31/89                19,899.53                   13,648.48            15,915.90
12/31/90                16,699.20                   11,274.30            15,423.56
12/31/91                22,163.48                   15,857.34            20,122.48
12/31/92                24,763.24                   19,805.75            21,655.05
12/31/93                26,923.69                   23,628.92            23,833.31
12/31/94                25,786.49                   23,320.19            24,148.07
12/31/95                30,561.55                   30,260.17            33,222.55
12/31/96                37,747.23                   36,979.59            40,850.63
12/31/97                51,502.24                   49,217.91            54,481.09
12/31/98                56,594.61                   48,271.52            70,050.86
12/31/99                53,334.92                   48,992.08            84,799.63
12/31/00                68,676.69                   59,176.19            77,060.99
12/31/01                78,437.89                   64,939.75            67,904.45
12/31/02                74,371.34                   58,527.14            52,897.99
12/31/03                95,222.33                   84,823.99            68,071.28
09/30/04               106,829.66                   90,746.12            69,096.78

TOP TEN HOLDINGS (AS OF SEPTEMBER 30, 2004)

 1  CAESARS ENTERTAINMENT, INC.
    World's largest casino gaming company

 2  MARKEL CORP.
    Specialty insurance provider

 3  IDEX CORP.
    Industrial product manufacturer

 4  LEE ENTERPRISES, INC.
    Newspaper publisher

 5  INVACARE CORP.
    Leading producer of medical equipment

 6  JANUS CAPITAL GROUP INC.
    Mutual fund manager

 7  VALASSIS COMMUNICATIONS, INC.
    Preeminent marketing services company

 8  SERVICEMASTER CO.
    Diversified provider of consumer and commercial services

 9  NEIMAN MARCUS GROUP, INC.
    Premier luxury retailer

10  J.M. SMUCKER CO.
    #1 U.S. producer of jellies and jams

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2500 Value Index measures the performance of small and mid-sized, value-oriented companies with low price-to-earnings ratios. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. The Russell 2000 Index measures the performance of smaller companies. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL FUND SCHEDULE OF INVESTMENTS

NUMBER OF SHARES   COMMON STOCKS--84.00%                                            COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY & SERVICES--29.10 %
       3,397,075   American Greetings Corp. *                           $     45,874,994   $     85,334,524
       1,197,600   Argosy Gaming Co. *                                        39,006,924         46,945,920
       2,208,808   Bob Evans Farms, Inc. ++                                   49,927,406         59,991,225
       8,454,600   Caesars Entertainment, Inc. *                              64,611,005        141,191,820
       1,415,500   DeVry Inc. *                                               24,545,126         29,315,005
       3,017,400   Harte-Hanks, Inc.                                          70,265,518         75,465,174
       4,305,200   Hasbro, Inc.                                               64,414,733         80,937,760
       1,773,100   Journal Register Co. *                                     34,912,277         33,511,590
       2,530,400   Lee Enterprises, Inc.                                      88,206,203        117,258,736
         801,200   Matthews International Corp.                               17,354,553         27,144,656
       1,562,000   Neiman Marcus Group, Inc., Class A                         47,505,009         89,815,000
         891,100   Radio One, Inc., Class D *                                 12,740,222         12,680,353
       7,058,700   ServiceMaster Co.                                          82,210,615         90,774,882
       3,220,350   Valassis Communications, Inc. * ++                         95,738,771         95,257,953
                                                                        -----------------------------------
                                                                             737,313,356        985,624,598
                                                                        -----------------------------------
                   CONSUMER STAPLES--5.02%
       2,001,153   J.M. Smucker Co.                                           79,592,790         88,871,205
       1,481,600   Longs Drug Stores Corp.                                    30,277,558         35,854,720
       1,320,300   McCormick & Co., Inc.                                      23,972,434         45,339,102
                                                                        -----------------------------------
                                                                             133,842,782        170,065,027
                                                                        -----------------------------------
                   FINANCIAL SERVICES--19.82%
         341,500   A. G. Edwards, Inc.                                        11,555,625         11,822,730
       1,535,800   Certegy Inc.                                               50,651,956         57,147,118
       1,953,950   Chittenden Corp.                                           54,311,838         53,245,138
       1,294,450   Greater Bay Bancorp                                        37,427,306         37,215,438
       2,394,550   HCC Insurance Holdings, Inc.                               60,467,521         72,195,682
       3,386,175   Horace Mann Educators Corp. ++                             63,883,717         59,528,956
       7,351,300   Janus Capital Group Inc.                                  100,795,512        100,051,193
         413,625   Markel Corp. *                                             93,388,598        127,561,950
         510,300   S&T Bancorp, Inc.                                          17,065,276         18,222,813
       3,138,600   Sotheby's Holdings, Inc. *                                 38,487,968         49,338,792
       3,869,200   Waddell & Reed Financial, Inc.                             79,622,976         85,122,400
                                                                        -----------------------------------
                                                                             607,658,293        671,452,210
                                                                        -----------------------------------
                   HEALTH CARE--6.45%
       1,008,224   Fisher Scientific International Inc. *                     50,201,847         58,809,706
       2,375,975   Invacare Corp. ++                                          85,905,653        109,294,850
         361,100   Omnicare, Inc.                                             10,049,473         10,240,796
       1,352,150   Sybron Dental Specialties, Inc. *                          27,042,164         40,145,333
                                                                        -----------------------------------
                                                                             173,199,137        218,490,685
                                                                        -----------------------------------
                   MATERIALS & PROCESSING--7.51%
       1,461,655   Brady Corp.                                                46,030,172         71,284,914
       1,851,350   Energizer Holdings, Inc. *                                 52,293,503         85,347,235
       2,100,300   Interface, Inc. *                                          13,672,179         16,844,406
       2,445,400   Jones Lang LaSalle, Inc. * ++                              44,007,768         80,722,654
                                                                        -----------------------------------
                                                                             156,003,622        254,199,209
                                                                        -----------------------------------

                                                              SEPTEMBER 30, 2004

NUMBER OF SHARES   COMMON STOCKS--84.00% (CONT'D)                                   COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
                   PRODUCER DURABLES--13.50%
       5,756,900   Andrew Corp. *                                       $     52,799,627   $     70,464,456
       2,358,934   Graco Inc.                                                 34,868,768         79,024,289
       3,438,800   Herman Miller, Inc.                                        73,248,407         84,766,420
       3,458,450   IDEX Corp. ++                                              77,674,783        117,448,962
         823,600   Littelfuse, Inc. *                                         22,104,143         28,438,908
       5,511,700   Steelcase Inc.                                             71,333,247         77,163,800
                                                                        -----------------------------------
                                                                             332,028,975        457,306,835
                                                                        -----------------------------------
                   TECHNOLOGY--2.60%
       2,510,450   Anixter International Inc. ++                              61,992,329         88,091,691
                                                                        -----------------------------------
                   Total Common Stocks                                     2,202,038,494      2,845,230,255
                                                                        -----------------------------------

PRINCIPAL AMOUNT   REPURCHASE AGREEMENTS--16.82%                                    COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
$    569,841,150   State Street Bank and Trust Co., 1.05%, dated
                   9/30/2004, due 10/1/2004, repurchase price
                   $569,857,770 (collateralized by U.S. Treasury
                   Bonds, 7.25%-12.00%, due 8/15/2013-8/15/2022)             569,841,150        569,841,150
                                                                        -----------------------------------
                   Total Repurchase Agreements                               569,841,150        569,841,150
                                                                        -----------------------------------
                   Total Investments-100.82%                            $  2,771,879,644      3,415,071,405
                                                                        ================
                   Liabilities less Other Assets-(0.82)%                                        (27,725,437)
                                                                                           ----------------
                   NET ASSETS-100.00%                                                      $  3,387,345,968
                                                                                           ================

*   Non-income producing
++  Affiliated company (See Note Six).
    The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND                                                    CAAPX

MANAGEMENT DISCUSSION

Q:    HOW DID ARIEL APPRECIATION FUND PERFORM AGAINST ITS BENCHMARK?

A: For the quarter ended September 30, 2004, Ariel Appreciation Fund declined -0.60%. The Fund's performance lagged the +1.73% return of the Russell Midcap Value Index but was slightly better than the -0.84% posting of the Russell Midcap Index.

      For the one-year ended September 30, 2004, Ariel Appreciation Fund rose +14.44%. The Russell Midcap Value Index and the Russell Midcap Index experienced more robust results, posting +25.62% and +20.55%, respectively.

Q:    WHAT DROVE ARIEL APPRECIATION FUND'S PERFORMANCE?

A: During the quarter, Ariel Appreciation Fund benefited from the acquisition of The Rouse Company. Conversely, the Fund's results were adversely affected by our lack of exposure to the Energy sector combined with weakness in some of our Consumer and Health Care issues. Specifically, shares of both The Interpublic Group of Companies, Inc. (NYSE: IPG) and Omnicare, Inc. (NYSE:OCR) fell upon each company's announcement of lower than expected earnings. Additionally, Janus Capital Group's (NYSE: JNS) performance was down due to weak equity markets and concerns over client cash flow.

Q:    WHAT STOCKS DID ARIEL APPRECIATION FUND BUY OR SELL DURING THE QUARTER?

A: For the quarter ended September 30, 2004, we purchased three new issues for Ariel Appreciation Fund: ARAMARK Corporation (NYSE: RMK), one of the country's largest providers of outsourced food, facilities and uniform services; Mattel, Inc. (NYSE: MAT), the largest toy company in the world; and Mohawk Industries, Inc. (NYSE: MHK), the leading U.S. manufacturer and distributor of floor coverings.

      In order to fund these value buys, we eliminated our long-held position in McCormick & Company, Inc. (NYSE: MKC) when the share price rose to our estimation of private market value. Additionally, we sold our holdings in Charter One Financial, Inc. and The Rouse Company on the good news of each company's pending acquisition.

Q:    WHAT IS ARIEL APPRECIATION FUND'S LONGER-TERM TRACK RECORD?

A: Over the longer time horizon, Ariel Appreciation Fund continues to outpace its benchmarks. Specifically, Ariel Appreciation Fund posted a ten-year average annual total return of +14.62% for the period ended September 30, 2004. The Fund's performance surpasses the +13.88% return of the Russell Midcap Value Index and the +12.77% return of the Russell Midcap Index for the same period.

      We believe our long-term performance is driven by our disciplined investment approach; stock selection; and commitment to identifying undervalued companies with consistent, predictable results, solid business models and strong leadership.

ARIEL APPRECIATION FUND PERFORMANCE SUMMARY           INCEPTION: DECEMBER 1,1989

ABOUT THE FUND
ARIEL APPRECIATION FUND PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD--USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN $2.5 BILLION AND $20 BILLION AT THE TIME OF INITIAL PURCHASE, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

PORTFOLIO COMPOSITION

                                       ARIEL      RUSSELL
                                       APPRE-      MIDCAP       S&P
                                      CIATION      VALUE        500
                                        FUND       INDEX       INDEX
               Financial Services       37.2%       32.1%       21.7%

Consumer Discretionary & Services       34.5%       12.0%       13.9%

                      Health Care       16.8%        3.2%       12.8%

                Producer Durables        4.0%        5.0%        4.2%

                             Cash        2.9%        0.0%        0.0%

                 Consumer Staples        2.4%        4.8%        7.3%

                        Utilities        2.2%       13.4%        7.2%

           Materials & Processing        0.0%        9.8%        3.7%

                       Technology        0.0%        5.6%       13.9%

                     Other Energy        0.0%        5.1%        2.1%

           Autos & Transportation        0.0%        4.4%        2.6%

               Other Common Stock        0.0%        2.4%        5.4%

                  Integrated Oils        0.0%        2.2%        5.2%

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPT. 30, 2004 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)*

                             3RD QUARTER     YTD      1 YEAR     3 YEAR     5 YEAR    10 YEAR     LIFE OF FUND
                             ---------------------------------------------------------------------------------
Ariel Appreciation Fund         -0.60%      +3.05%    +14.44%    +12.18%    +11.14%    +14.62%      +12.85%
Russell Midcap Value Index      +1.73%      +9.03%    +25.62%    +15.07%    +11.47%    +13.88%      +12.99%
Russell Midcap Index            -0.84%      +5.77%    +20.55%    +13.32%     +8.26%    +12.77%      +12.38%
S&P 500 Index                   -1.87%      +1.51%    +13.87%     +4.04%     -1.31%    +11.08%      +10.58%

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

            ARIEL APPRECIATION     RUSSELL MIDCAP VALUE
                   FUND                   INDEX               S&P 500 INDEX
12/31/89         10,054.33               10,119.30           10,240.15
12/31/90          9,902.42                8,491.84            9,923.38
12/31/91         13,184.78               11,712.19           12,946.62
12/31/92         14,930.45               14,251.26           13,932.66
12/31/93         16,115.34               16,477.73           15,334.13
12/31/94         14,762.91               16,126.73           15,536.65
12/31/95         18,330.35               21,760.59           21,375.09
12/31/96         22,677.94               26,169.15           26,282.93
12/31/97         31,283.24               35,163.46           35,052.64
12/31/98         37,398.60               36,950.89           45,070.09
12/31/99         35,981.62               36,910.17           54,559.31
12/31/00         42,754.72               43,989.29           49,580.34
12/31/01         49,694.41               45,012.13           43,689.10
12/31/02         44,546.40               40,670.81           34,034.08
12/31/03         58,344.20               56,153.08           43,796.44
09/30/04         60,122.81               61,223.00           44,456.24

TOP TEN HOLDINGS (AS OF SEPTEMBER 30, 2004)

1  BAXTER INTERNATIONAL, INC.
   Diversified health care manufacturer

2  MBIA, INC.
   Leading insurer of municipal bonds

3  NORTHERN TRUST CORP.
   Preeminent personal and institutional
   trust company

4  IMS HEALTH, INC.
   Leading provider of health care data

5  ACCENTURE LTD.
   Leading information and technology consultant

6  PITNEY BOWES, INC.
   Top manufacturer of mailing equipment

7  TRIBUNE CO.
   Premier media company

8  SUNGARD DATA SYSTEMS, INC.
   Computer services and software company

9  BANKNORTH GROUP, INC.
   Northeastern banking and financial services company

10 MBNA CORP.
   Prominent issuer of bank credit cards

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell Midcap Index measures the performance of mid-sized companies. The Russell Midcap Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL APPRECIATION FUND SCHEDULE OF INVESTMENTS

NUMBER OF SHARES   COMMON STOCKS--97.10%                                            COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY & SERVICES--34.51%
       4,352,200   Accenture Ltd. *                                     $     68,446,795   $    117,727,010
       1,807,150   ARAMARK Corp., Class B                                     43,723,183         43,624,601
       1,017,900   Black & Decker Corp.                                       39,806,786         78,826,176
       1,663,850   Carnival Corp.                                             42,453,534         78,683,466
       4,329,095   Cendant Corp.                                              61,728,735         93,508,452
       2,300,675   Harte-Hanks, Inc.                                          37,178,018         57,539,882
       5,844,400   Interpublic Group of Cos., Inc. *                         103,485,425         61,892,196
       2,213,400   Mattel, Inc.                                               38,902,025         40,128,942
         918,100   McClatchy Co.                                              46,472,608         65,029,023
         774,000   Mohawk Industries, Inc. *                                  56,363,337         61,447,860
         983,300   Omnicom Group Inc.                                         65,273,794         71,839,898
       2,962,895   ServiceMaster Co.                                          37,375,705         38,102,830
       2,620,800   Tribune Co.                                               116,148,379        107,845,920
       2,244,800   Yum! Brands, Inc.                                          57,467,482         91,273,568
                                                                        -----------------------------------
                                                                             814,825,806      1,007,469,824
                                                                        -----------------------------------

                   CONSUMER STAPLES--2.41%
       1,318,472   Clorox Co.                                                 53,774,680         70,274,558
                                                                        -----------------------------------
                   FINANCIAL SERVICES--37.16%
       2,705,700   Banknorth Group, Inc.                                      85,280,208         94,699,500
       1,022,500   Certegy Inc.                                               29,636,258         38,047,225
       1,380,647   Dun & Bradstreet Corp. *                                   43,248,727         81,043,979
       2,542,800   Equifax Inc.                                               58,690,734         67,028,208
       1,402,600   Franklin Resources, Inc.                                   57,477,793         78,208,976
       4,756,900   Janus Capital Group Inc.                                   61,434,599         64,741,409
       2,304,292   MBIA, Inc.                                                107,669,392        134,132,837
       3,749,837   MBNA Corp.                                                 79,822,360         94,495,892
       3,222,100   Northern Trust Corp.                                      120,870,672        131,461,680
       2,059,300   St. Paul Travelers Cos., Inc.                              70,429,591         68,080,458
       4,356,815   SunGard Data Systems, Inc. *                              114,091,492        103,561,493
       1,202,450   T. Rowe Price Group, Inc.                                  46,003,539         61,252,803
         920,000   XL Capital Ltd.                                            71,374,192         68,070,800
                                                                        -----------------------------------
                                                                             946,029,557      1,084,825,260
                                                                        -----------------------------------

                   HEALTH CARE--16.75%
       4,347,450   Baxter International Inc.                                 110,838,642        139,813,992
       1,558,477   Fisher Scientific International Inc. *                     55,789,560         90,905,975
       5,421,760   IMS Health Inc.                                            94,214,463        129,688,499
       2,045,100   Omnicare, Inc.                                             61,877,481         57,999,036
       3,706,800   Schering-Plough Corp.                                      61,979,062         70,651,608
                                                                        -----------------------------------
                                                                             384,699,208        489,059,110
                                                                        -----------------------------------
                   PRODUCER DURABLES--4.02%
       2,660,800   Pitney Bowes, Inc.                                        100,274,031        117,341,280
                                                                        -----------------------------------
                   UTILITIES--2.25%
       1,915,825   CenturyTel, Inc.                                           54,945,954         65,597,848
                                                                        -----------------------------------
                   Total Common Stocks                                     2,354,549,236      2,834,567,880
                                                                        -----------------------------------

                                                              SEPTEMBER 30, 2004

PRINCIPAL AMOUNT   REPURCHASE AGREEMENTS--2.34%                                     COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
$     68,297,970   State Street Bank and Trust Co., 1.05%, dated
                   9/30/2004, due 10/1/2004, repurchase price
                   $68,299,962 (collateralized by U.S. Treasury
                   Bonds, 8.125%-8.875% due 8/15/2017-8/15/2019)        $     68,297,970   $     68,297,970
                                                                        -----------------------------------
                   Total Repurchase Agreements                                68,297,970         68,297,970
                                                                        -----------------------------------
                   Total Investments-99.44%                             $  2,422,847,206      2,902,865,850
                                                                        ================
                   Other Assets less Liabilities-0.56%                                           16,251,525
                                                                                           ----------------
                   NET ASSETS-100.00%                                                      $  2,919,117,375
                                                                                           ================

* Non-income producing.
  The accompanying notes are an integral part of the financial statements.

ARIEL PREMIER GROWTH FUND                                  INVESTOR CLASS: APGFX
                                                      INSTITUTIONAL CLASS: APGRX

MANAGEMENT DISCUSSION

Q:   HOW DID ARIEL PREMIER GROWTH FUND PERFORM AGAINST ITS BENCHMARK?

A: For the quarter ended September 30, 2004, Ariel Premier Growth Fund, Investor Class declined -5.31%, while the Institutional Class fell -5.25%. These results were in line with a return of -5.23% for the Fund's benchmark, the Russell 1000 Growth Index.

     For the one-year ended September 30, 2004, the Investor Class shares rose +7.48% and the Institutional Class posted a gain of +8.01%. This compares to a return of +7.51% for the Russell 1000 Growth Index.

Q:   WHAT DROVE ARIEL PREMIER GROWTH FUND'S PERFORMANCE?

A: During the quarter ended September 30, 2004, most growth stocks declined. The Fund's best performing sector was Energy, aided by the strong performance of individual stocks such as BJ Services Company (NYSE: BJS) and Noble Corp. (NYSE: NE). Additionally, the Fund's significant position in The Procter & Gamble Company (NYSE: PG) helped in a declining market because P&G shares remained relatively flat during the quarter.

     For the 12-months ended September 30, 2004, the Energy, Health Care and Producer Durables sectors positively impacted results. Major contributing stocks included BJ Services Company, Alcon, Inc. (NYSE: ACL) and Danaher Corp. (NYSE: DHR).


Q: HOW IS ARIEL PREMIER GROWTH FUND POSITIONED CURRENTLY? HAVE THERE BEEN ANY CHANGES IN STRATEGY?

A: The Fund's strategy has not changed meaningfully since inception. Currently, Ariel Premier Growth Fund is over-weighted in the Energy and Producer Durables sectors and under-weighted in Consumer Staples relative to the Russell 1000 Growth Index. In addition, the volatility of the stocks owned in the portfolio is slightly higher than that of the benchmark, reflecting the expectation of a stronger overall economy and better stock market.

Q:   WHAT IS ARIEL PREMIER GROWTH FUND'S LONGER-TERM RECORD?

A: Ariel Premier Growth Fund has existed for less than three years. This timeframe has been a difficult period in the market, particularly for large cap growth stocks. Since inception, the Fund has returned -4.24% for the Investor Class and -3.76% for the Institutional Class, compared to a return of -2.79% for the Russell 1000 Growth Index. During this period, larger companies have underperformed smaller companies and by most measures, higher quality firms have underperformed their lower quality counterparts.

                           IMPORTANT FUND ANNOUNCEMENT

ON NOVEMBER 15, 2004, THE ARIEL INVESTMENT TRUST BOARD OF TRUSTEES, UPON THE RECOMMENDATION OF ARIEL CAPITAL MANAGEMENT, LLC (THE "ADVISER"), APPROVED A PLAN TO LIQUIDATE AND CLOSE ARIEL PREMIER GROWTH FUND. SUBJECT TO A VOTE OF THE SHAREHOLDERS OF ARIEL PREMIER GROWTH FUND, THE LIQUIDATION IS EXPECTED TO OCCUR ON OR ABOUT JANUARY 14, 2005. LINCOLN EQUITY MANAGEMENT, LLC IS THE SUB-ADVISER TO ARIEL PREMIER GROWTH FUND

ARIEL FUND AND ARIEL APPRECIATION FUND, MANAGED BY ARIEL FOUNDER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--JOHN W. ROGERS, JR.--REMAIN OPEN AND UNAFFECTED BY THIS ANNOUNCEMENT.

AS OF NOVEMBER 15, 2004, ARIEL PREMIER GROWTH FUND (BOTH INVESTOR AND INSTITUTIONAL CLASSES) WILL NOT ACCEPT ANY ADDITIONAL PURCHASES OF FUND SHARES THROUGH THE LIQUIDATION DATE. YOU MAY EXCHANGE YOUR SHARES OF ARIEL PREMIER GROWTH FUND FOR SHARES OF ARIEL FUND OR ARIEL APPRECIATION FUND.

ARIEL PREMIER GROWTH FUND PERFORMANCE SUMMARY        INCEPTION: FEBRUARY 1, 2002

ABOUT THE FUND
ARIEL PREMIER GROWTH FUND PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN A SMALL NUMBER OF LARGE COMPANIES WHICH IT BELIEVES TO HAVE EXCEPTIONAL GROWTH PROSPECTS. THE FUND GENERALLY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS GREATER THAN $10 BILLION AT THE TIME OF INITIAL PURCHASE, WITH AN EMPHASIS ON LARGE CAPITALIZATION (LARGE CAP) STOCKS.

PORTFOLIO COMPOSITION

                                        ARIEL     RUSSELL
                                       PREMIER      1000        S&P
                                       GROWTH      GROWTH       500
                                        FUND        INDEX      INDEX
                      Health Care       24.7%       24.2%       12.8%

                       Technology       22.4%       22.0%       13.9%

Consumer Discretionary & Services       20.1%       19.6%       13.9%

                Producer Durables        6.3%        4.9%        4.2%

                 Consumer Staples        5.9%        8.7%        7.3%

               Other Common Stock        5.8%        2.3%        5.4%

               Financial Services        5.4%       11.5%       21.7%

                     Other Energy        4.9%        1.5%        2.1%

                             Cash        2.5%        0.0%        0.0%

                        Utilities        2.0%        1.4%        7.2%

           Autos & Transportation        0.0%        2.1%        2.6%

           Materials & Processing        0.0%        1.7%        3.7%

                  Integrated Oils        0.0%        0.0%        5.2%


* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Growth Index is a broad market- weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPT. 30, 2004 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)*

                                           3RD QUARTER      YTD      1 YEAR     3 YEAR    5 YEAR    LIFE OF FUND
                                           ---------------------------------------------------------------------
Ariel Premier Growth Fund, Investor           -5.31%      -2.94%     +7.48%       -         -          -4.24%
Ariel Premier Growth Fund, Institutional      -5.25%      -2.48%     +8.01%       -         -          -3.76%
Russell 1000 Growth Index                     -5.23%      -2.63%     +7.51%       -         -          -2.79
S&P 500 Index                                 -1.87%      +1.51%    +13.87%       -         -          +1.21%

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL PREMIER GROWTH FUND, INVESTOR CLASS

           ARIEL PREMIER GROWTH FUND, INV. CL.      RUSSELL 1000 GROWTH INDEX      S&P 500 INDEX
                         ------                               ------                   -----
02/28/02                 9,580.00                            9,585.01                  9,807.16
03/31/02                10,110.00                            9,916.53                 10,176.04
04/30/02                 9,250.00                            9,107.19                  9,559.09
05/31/02                 9,040.00                            8,886.86                  9,488.67
06/30/02                 8,240.00                            8,064.79                  8,812.81
07/31/02                 7,680.00                            7,621.42                  8,125.78
08/31/02                 7,720.00                            7,644.21                  8,179.10
09/30/02                 6,900.00                            6,851.28                  7,290.18
10/31/02                 7,540.00                            7,479.76                  7,931.86
11/30/02                 7,890.00                            7,886.02                  8,398.71
12/31/02                 7,340.00                            7,341.29                  7,905.34
01/31/03                 7,180.00                            7,163.15                  7,698.24
02/28/03                 7,210.00                            7,130.26                  7,582.73
03/31/03                 7,300.00                            7,262.96                  7,656.36
04/30/03                 7,760.00                            7,799.96                  8,287.04
05/31/03                 7,950.00                            8,189.29                  8,723.63
06/30/03                 8,040.00                            8,302.06                  8,834.87
07/31/03                 8,260.00                            8,508.64                  8,990.66
08/31/03                 8,500.00                            8,720.26                  9,165.97
09/30/03                 8,290.00                            8,626.90                  9,068.70
10/31/03                 8,810.00                            9,111.46                  9,581.62
11/30/03                 8,930.00                            9,206.85                  9,665.91
12/31/03                 9,180.00                            9,525.25                 10,172.91
01/31/04                 9,350.00                            9,719.78                 10,359.62
02/29/04                 9,350.00                            9,781.53                 10,503.57
03/31/04                 9,260.00                            9,600.08                 10,345.11
04/30/04                 9,090.00                            9,488.48                 10,182.68
05/31/04                 9,310.00                            9,665.33                 10,322.42
06/30/04                 9,410.00                            9,786.11                 10,523.21
07/31/04                 8,870.00                            9,232.88                 10,174.41
08/31/04                 8,820.00                            9,187.28                 10,215.59
09/30/04                 8,910.00                            9,274.66                 10,326.17

[CHART]

THE VALUE OF A $1,000,000 INVESTMENT IN ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS

           ARIEL PREMIER GROWTH FUND, INST. CL.     RUSSELL 1000 GROWTH INDEX      S&P 500 INDEX
                        ------                               ------                    -----
02/28/02               958,000.00                          958,500.53                980,715.91
03/31/02             1,012,000.00                          991,653.35              1,017,604.18
04/30/02               926,000.00                          910,719.18                955,909.45
05/31/02               905,000.00                          888,686.34                948,867.44
06/30/02               825,000.00                          806,478.72                881,281.29
07/31/02               770,000.00                          762,142.30                812,578.13
08/31/02               775,000.00                          764,420.58                817,909.78
09/30/02               692,000.00                          685,128.27                729,018.18
10/31/02               757,000.00                          747,976.05                793,185.50
11/30/02               792,000.00                          788,602.30                839,870.68
12/31/02               737,000.00                          734,128.65                790,533.90
01/31/03               721,000.00                          716,315.02                769,823.74
02/28/03               725,000.00                          713,025.56                758,273.12
03/31/03               734,000.00                          726,295.87                765,636.15
04/30/03               780,000.00                          779,995.93                828,704.46
05/31/03               800,000.00                          818,929.24                872,362.88
06/30/03               810,000.00                          830,205.55                883,486.80
07/31/03               832,000.00                          850,863.82                899,066.37
08/31/03               856,000.00                          872,025.90                916,597.34
09/30/03               836,000.00                          862,690.44                906,869.74
10/31/03               888,000.00                          911,145.61                958,162.49
11/30/03               901,000.00                          920,684.85                966,590.56
12/31/03               926,000.00                          952,525.25              1,017,291.14
01/31/04               944,000.00                          971,978.01              1,035,962.18
02/29/04               944,000.00                          978,153.24              1,050,356.81
03/31/04               936,000.00                          960,008.26              1,034,510.83
04/30/04               919,000.00                          948,848.06              1,018,267.65
05/31/04               941,000.00                          966,533.21              1,032,242.29
06/30/04               953,000.00                          978,611.00              1,052,321.44
07/31/04               898,000.00                          923,288.04              1,017,440.94
08/31/04               894,000.00                          918,728.36              1,021,559.23
09/30/04               903,000.00                          927,466.22              1,032,616.77

TOP TEN HOLDINGS (AS OF SEPTEMBER 30, 2004)

1  PFIZER, INC.
   Leading pharmaceutical company

2  MICROSOFT CORP.
   World's #1 software company

3  LOWE'S COS., INC.
   Leading U.S. home improvement chain

4  CISCO SYSTEMS, INC.
   World's #1 provider of internet hardware

5  ALCON, INC.
   Leading manufacturer of eye care products

6  JOHNSON & JOHNSON
   Health care product provider

7  BED BATH & BEYOND INC.
   Leading home, health and beauty retailer

8  DANAHER CORP.
   Preeminent industrial and consumer product provider

9  AMERICAN INTERNATIONAL GROUP, INC.
   Preeminent insurance company

10 LIBERTY MEDIA CORP.
   Diversified media company

ARIEL PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS

NUMBER OF SHARES   COMMON STOCKS--97.52%                                            COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY & SERVICES--20.08%
          21,300   Accenture Ltd. *                                     $        487,560   $        576,165
          19,290   Bed Bath & Beyond Inc. *                                      719,895            715,852
           4,900   Kohl's Corp. *                                                241,542            236,131
          74,926   Liberty Media Corp. *                                         688,460            653,355
           3,841   Liberty Media International, Inc., Class A *                  138,164            128,143
          16,400   Lowe's Cos., Inc.                                             749,732            891,340
           4,500   Staples, Inc.                                                 108,241            134,190
           7,800   Tyco International Ltd.                                       242,641            239,148
           8,000   Wal-Mart Stores, Inc.                                         413,085            425,600
                                                                        -----------------------------------
                                                                               3,789,320          3,999,924
                                                                        -----------------------------------
                   CONSUMER STAPLES--5.93%
          14,600   Avon Products, Inc.                                           597,557            637,728
           2,100   Colgate-Palmolive Co.                                          96,810             94,878
           8,300   Procter & Gamble Co.                                          358,026            449,196
                                                                        -----------------------------------
                                                                               1,052,393          1,181,802
                                                                        -----------------------------------
                   FINANCIAL SERVICES--5.40%
          10,300   American International Group, Inc.                            748,232            700,297
           4,300   Bank of America Corp.                                         173,541            186,319
           4,800   Countrywide Financial Corp.                                   163,343            189,072
                                                                        -----------------------------------
                                                                               1,085,116          1,075,688
                                                                        -----------------------------------
                   HEALTH CARE--24.71%
          11,000   Alcon, Inc.                                                   725,127            882,200
           2,400   Allergan, Inc.                                                211,421            174,120
           2,800   Biogen Idec, Inc. *                                           162,914            171,276
           5,400   Eli Lilly and Co.                                             340,657            324,270
           7,600   Gilead Sciences, Inc. *                                       215,459            284,088
           7,100   Guidant Corp.                                                 451,240            468,884
          12,900   Johnson & Johnson                                             696,488            726,657
           7,500   Medtronic, Inc.                                               375,902            389,250
          34,300   Pfizer, Inc.                                                1,151,909          1,049,580
          17,400   Teva Pharmaceutical Industries Ltd., ADR                      477,569            451,530
                                                                        -----------------------------------
                                                                               4,808,686          4,921,855
                                                                        -----------------------------------
                   OTHER--5.78%
           4,400   3M Co.                                                        260,055            351,868
           3,000   Deere & Co.                                                   182,154            193,650
           6,500   Illinois Tool Works, Inc.                                     492,244            605,605
                                                                        -----------------------------------
                                                                                 934,453          1,151,123
                                                                        -----------------------------------
                   OTHER ENERGY--4.90%
          10,300   BJ Services Co.                                               391,289            539,823
           3,300   Nabors Industries Ltd. *                                      147,985            156,255
           6,200   Noble Corp. *                                                 242,775            278,690
                                                                        -----------------------------------
                                                                                 782,049            974,768
                                                                        -----------------------------------

                                                              SEPTEMBER 30, 2004

NUMBER OF SHARES   COMMON STOCKS--97.52% (CONT'D)                                   COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
                   PRODUCER DURABLES--6.32%
          13,800   Danaher Corp.                                        $        463,383   $        707,664
           5,900   United Technologies Corp.                                     472,570            550,942
                                                                        -----------------------------------
                                                                                 935,953          1,258,606
                                                                        -----------------------------------
                   TECHNOLOGY-- 22.38%
          11,200   Analog Devices, Inc.                                          522,592            434,336
          48,800   Cisco Systems, Inc. *                                         907,364            883,280
           5,900   Computer Associates International, Inc.                       162,463            155,170
           4,100   IAC/InterActiveCorp *                                         142,524             90,282
          11,200   Intel Corp.                                                   182,737            224,672
          25,600   Jabil Circuit, Inc. *                                         571,873            588,800
           3,400   Maxim Integrated Products, Inc.                               143,312            143,786
             700   Mercury Interactive Corp. *                                    30,757             24,416
          37,300   Microsoft Corp.                                               998,768          1,031,345
           8,400   Oracle Corp. *                                                 97,058             94,752
           1,200   Symantec Corp. *                                               52,060             65,856
          44,765   Taiwan Semiconductor Mfg. Co. Ltd., ADR                       425,785            319,622
          10,100   Texas Instrument, Inc.                                        197,993            214,928
           5,500   Yahoo!, Inc. *                                                132,097            186,505
                                                                        -----------------------------------
                                                                               4,567,383          4,457,750
                                                                        -----------------------------------
                   UTILITIES--2.02%
          14,400   Comcast Corp., Class A *                                      369,833            402,048
                                                                        -----------------------------------
                   Total Common Stocks                                        18,325,186         19,423,564
                                                                        -----------------------------------

PRINCIPAL AMOUNT   REPURCHASE AGREEMENT--2.54%                                      COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
$        506,045   State Street Bank and Trust Co., 1.05%, dated
                   9/30/2004, due 10/1/2004, repurchase price
                   $506,059 (collateralized by U.S.Treasury Bond,
                   8.00%, 11/15/2021)                                            506,045            506,045
                                                                        -----------------------------------
                   Total Repurchase Agreement                                    506,045            506,045
                                                                        -----------------------------------
                   Total Investments-100.06%                            $     18,831,231         19,929,609
                                                                        ================
                   Liabilities less Other Assets-(0.06)%                                            (11,824)
                                                                                           ----------------
                   NET ASSETS-100.00%                                                      $     19,917,785
                                                                                           ================

*Non-income producing.
 ADR after the name of a holding stands for American Depositary Receipt representing foreign securities on deposit with a domestic custodian bank. The accompanying notes are an integral part of the financial statements.

                                                           INVESTOR CLASS: APBRX
ARIEL PREMIER BOND FUND                               INSTITUTIONAL CLASS: APBFX

MANAGEMENT DISCUSSION

Q:   HOW DID ARIEL PREMIER BOND FUND PERFORM AGAINST ITS BENCHMARK?

A: For the quarter ended September 30, 2004, Ariel Premier Bond Fund, Investor Class rose +3.06% and the Institutional Class gained +3.17%. These returns tracked closely with the benchmark, the Lehman Brothers Aggregate Bond Index, which posted a +3.20% return.

     For the one-year ended September 30, 2004, Ariel Premier Bond Fund, Investor Class returned +3.29% and the Institutional Class rose +3.72%, while the benchmark earned +3.68%.

Q:   WHAT DROVE ARIEL PREMIER BOND FUND'S PERFORMANCE?

A: For the quarter and the year ended September 30, 2004, Ariel Premier Bond Fund's performance was largely driven by positive contributions from the Fund's duration strategies and issue selection, particularly in corporate securities. Regarding duration, several decisions over the course of the last year added positively to returns. In March, the Fund's duration was shortened as rates declined after a weak employment report; then in April, a move was made back to a neutral position; and finally, the duration was shortened again in September 2004. In terms of issue selection, the Fund concentrated on corporate positions with attractive valuations which also helped performance.


Q: HOW IS ARIEL PREMIER BOND FUND POSITIONED CURRENTLY? HAVE THERE BEEN ANY CHANGES IN STRATEGY?

A: Three primary factors influence Fund performance--duration, sector weightings and individual security selections. Duration was adjusted to accommodate an anticipated rise in interest rates--specifically, the duration of the Fund was shortened, and now is six months shorter than the duration of the Lehman Brothers Aggregate Bond Index. As it pertains to sector weightings, the Fund is underweighted in both Mortgages and Agencies relative to the benchmark. Additionally, there is a continued focus on individual security selection in corporate bonds to maximize income and capital appreciation.

Q:   HOW HAS ARIEL PREMIER BOND FUND PERFORMED OVER THE LONG TERM?

A: For the three-year period ended September 30, 2004, Ariel Premier Bond Fund, Investor Class gained +5.27% and the Institutional Class rose +5.73%, while the Lehman Brothers Aggregate Bond Index posted +5.88%. For the five-year period ended September 30, 2004, Ariel Premier Bond Fund, Investor Class returned +6.48% and the Institutional Class rose +6.92%. The benchmark posted a return of +7.48% during this period. Positive contributors to performance over these periods include duration and sector strategies, as well as security selection decisions.

ARIEL PREMIER BOND FUND PERFORMANCE SUMMARY
                                      INVESTOR CLASS INCEPTION: FEBRUARY 1, 1997
                                  INSTITUTIONAL CLASS INCEPTION: OCTOBER 1, 1995

ABOUT THE FUND
ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

PORTFOLIO COMPOSITION

                                                   LEHMAN
                                        ARIEL     BROTHERS
                                       PREMIER    AGGREGATE
                                        BOND        BOND
                                        FUND        INDEX
                    Mortgage-Backed     24.5%       35.5%

                Government & Agency     22.5%       35.5%

                          Corporate     20.6%       24.5%

Asset-Backed Floaters, Cash & Other     23.3%        0.0%

                       Asset-Backed      7.0%        1.5%

         Commercial Mortgage-Backed      2.1%        3.0%

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPT. 30, 2004 (assumes reinvestment of dividends and capital gains)*

                                                     3RD QUARTER    YTD     1 YEAR   3 YEAR   5 YEAR   LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Investor                      +3.06%      +3.09%   +3.29%   +5.27%   +6.48%      +6.15%
Ariel Premier Bond Fund, Institutional                 +3.17%      +3.51%   +3.72%   +5.73%   +6.92%      +6.38%
Lehman Bros. Aggregate Bond Index, Inv. Cl.            +3.20%      +3.35%   +3.68%   +5.88%   +7.48%      +7.10%
Lehman Bros. Aggregate Bond Index, Inst. Cl.           +3.20%      +3.35%   +3.68%   +5.88%   +7.48%      +6.97%

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL PREMIER BOND FUND, INVESTOR CLASS

                     ARIEL PREMIER          LEHMAN BROTHERS
                  BOND FUND, INV. CL.     AGGREGATE BOND INDEX
12/31/97               10,838.12               10,931.97
12/31/98               11,621.39               11,881.62
12/31/99               11,508.60               11,783.95
12/31/00               12,630.62               13,153.93
12/31/01               13,515.65               14,264.70
12/31/02               14,757.76               15,727.53
12/31/03               15,322.33               16,373.02
09/30/04               15,763.47               16,921.83

[CHART]

THE VALUE OF A $1,000,000 INVESTMENT IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS

                    ARIEL PREMIER           LEHMAN BROTHERS
                  BOND FUND, INST. CL.    AGGREGATE BOND INDEX
12/31/95              1,035,132.51            1,042,613.81
12/31/96              1,067,769.20            1,080,463.82
12/31/97              1,165,610.36            1,184,777.28
12/31/98              1,254,774.66            1,287,696.83
12/31/99              1,247,639.45            1,277,112.31
12/31/00              1,373,277.30            1,425,586.67
12/31/01              1,476,721.65            1,545,968.38
12/31/02              1,618,818.18            1,704,506.46
12/31/03              1,685,818.62            1,774,462.35
09/30/04              1,740,716.31            1,833,940.93

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND SCHEDULE OF INVESTMENTS

      PAR VALUE   ASSET-BACKED SECURITIES--7.04%                                                        COST        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
$       260,000   ABSC Manufactured Housing, 2004-1 A4, 5.019%, 4/16/2030 +                $         215,951   $         214,136
        135,804   ABSC NIMs Trust, 2003-HE7 A, 7.00%, 12/15/2033 +                                   134,004             136,483
        128,585   ABSC NIMs Trust, 2004-HE1 A, 7.00%, 1/17/2034                                      127,180             128,580
         87,523   Argent NIM Trust, 2004-WN4 A, 4.459%, 3/25/2034 +                                   87,523              87,058
         80,778   Argent NIM Trust, 2004-WN2 A, 4.55%, 4/25/2034 +                                    80,773              80,631
         90,000   Argent NIM Trust, 2004-WN2 B, 6.75%, 4/25/2034 +                                    88,227              88,851
      1,205,000   Bank One Auto Securitization, 2003-1 A4, 2.43%, 3/22/2010                        1,212,526           1,182,891
      1,250,000   Bank One Issuance Trust, 2003-C3 C3, 4.77%, 2/16/2016                            1,249,790           1,223,148
        830,000   Capital One Multi-Asset Execution Trust, 2004-C1 C1, 3.40%,
                    11/16/2009                                                                       827,347             824,024
      1,055,000   Carmax Auto Owner Trust, 2003-2 A3, 2.36%, 10/15/2007                            1,056,347           1,049,831
        300,000   Carmax Auto Owner Trust, 2004-1 D, 3.52%, 11/15/2010                               299,985             300,101
        105,756   Cayman ABSC NIMs, 2004-HE5 A1, 5.00%, 8/27/2034 +                                  105,338             105,712
        110,000   Chase Funding Mortgage Loan Asset-Backed Certificates,
                    2001-4 1B, 7.383%, 11/25/2031                                                    114,300             113,822
        128,836   Chase Funding Net Interest Margin, 2003-6A, 5.00%, 1/27/2035 +                     128,668             129,403
         20,095   Chase Funding Net Interest Margin, 2003-5A, 5.75%, 11/27/2034 +                     20,072              20,085
      1,030,000   Chase Manhattan Auto Owner Trust, 2003-C A4, 2.94%, 6/15/2010                    1,030,000           1,025,714
        565,898   Chevy Chase Auto Receivables Trust, 2001-2 A4, 4.44%,
                    4/16/2007                                                                        565,861             570,847
      1,565,000   Citibank Credit Card Issuance Trust, 2003-C4 C4, 5.00%,
                    6/10/2015                                                                      1,563,549           1,550,317
        930,000   Citibank Credit Card Issuance Trust, 2002-C2 C2, 6.95%,
                    2/18/2014                                                                        928,078           1,039,463
         66,280   Countrywide Asset-Backed Certificates, 2003-5NF NF, 6.75%,
                    2/25/2034 +                                                                       66,209              66,718
        428,277   Equifirst Mortgage Loan Trust, 2003-2 3A3, 2.47%, 9/25/2033                        428,277             428,422
        521,632   First Franklin NIM Trust, 2004-FFH1 N1, 3.967%, 4/25/2034 +                        521,632             521,632
        183,465   First Franklin NIM Trust, 2003-FFH2 N1, 4.212%, 3/25/2034 +                        183,465             183,465
        353,835   First Franklin NIM Trust, 2003-FF5 N1, 4.212%, 4/25/2034 +                         353,835             353,835
        115,182   First Franklin NIM Trust, 2004-FF1 N1, 4.50%, 11/25/2034 +                         114,873             115,088
         90,000   First Franklin NIM Trust, 2003-FFH2 N2, 7.385%, 3/25/2034 +                         90,000              90,000
        138,033   Fremont NIM Trust, 2004-B, 4.703%, 5/25/2034 +                                     138,033             137,710
        230,000   Green Tree Financial Corp., 1995-5 M1, 7.65%, 9/15/2026                            258,326             246,242
        127,505   GSAMP Trust, 2004-FM1N, 5.25%, 11/25/2033 +                                        127,339             127,479
      1,720,000   Honda Auto Receivables Owner Trust, 2003-5 A4, 2.96%,
                    4/20/2009                                                                      1,720,000           1,714,926
        126,791   Merrill Lynch Mortgage Investors, Inc., 2004-WM1N N1, 4.50%,
                    10/25/2034 +                                                                     126,232             126,157
         81,909   Merrill Lynch Mortgage Investors, Inc., 2003-OP1N N1, 7.25%,
                    9/25/2034 +                                                                       81,707              82,310
         60,000   National City Auto Receivables Trust, 2002-A A4, 4.83%,
                    8/15/2009                                                                         59,993              61,087
        160,986   Novastar NIM Trust, 2004-N1, 4.458%, 2/26/2034 +                                   160,986             160,846
        202,185   Novastar NIM Trust, 2004-N2, 4.458%, 6/26/2034 +                                   202,185             201,476
      1,250,000   Permanent Financing PLC, 1 2A, 4.20%, 6/10/2007                                  1,249,916           1,275,473
      1,000,000   Reliant Energy Transition Bond, 2001-1 A2, 4.76%, 9/15/2009                      1,038,523           1,033,089
        171,244   Renaissance NIM Trust, 2004-B, 5.193%, 8/26/2034 +                                 171,244             171,244
         71,513   Renaissance NIM Trust, 2003-D, 6.657%, 3/26/2034 +                                  71,514              71,514
         65,045   Saxon Net Interest Margin Trust, 2003-A A, 6.656%, 8/26/2033 +                      65,045              65,045
        176,408   Sharp SP I LLC Net Interest Margin Trust, 2003-OP1N NA, 4.45%,
                    12/25/2033 +                                                                     176,398             176,408
         65,263   Sharp SP I LLC Net Interest Margin Trust, 2004-FM1N N, 6.16%,
                    9/25/2033 +                                                                       65,259              65,348
        130,000   Wells Fargo Home Equity Trust, 2004-2N N1, 4.50%, 10/26/2034                       129,992             129,992
        410,000   WFS Financial Owner Trust, 2004-1 D, 3.17%, 8/22/2011                              409,998             408,333
        406,563   Whole Auto Loan Trust, 2002-1 A3, 2.60%, 8/15/2006                                 406,556             407,287
                                                                                           -------------------------------------
                  Total Asset-Backed Securities                                                   18,253,056          18,292,223
                                                                                           -------------------------------------

                                                              SEPTEMBER 30, 2004

      PAR VALUE   COMMERCIAL MORTGAGE-BACKED SECURITIES--2.06%                                          COST        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
$       405,000   ARCAP Resecuritization, 2004-1A D, 5.64%, 4/21/2039 +                    $         404,950   $         412,467
        623,118   Chase Commercial Mortgage Securities Corp., 2000-3 A1,
                    7.093%, 10/15/2032                                                               651,084             672,478
      1,330,000   Chase Commercial Mortgage Securities Corp., 2000-3 A2,
                    7.319%, 10/15/2032                                                             1,333,016           1,534,164
      2,325,229   JP Morgan Chase & Co., 2001-CIBC1 A2, 6.001%, 3/15/2033                          2,458,993           2,466,399
        260,000   Newcastle CDO I Ltd., 2004-4A 3FX, 5.109%, 3/24/2039 +                             259,845             251,510
                                                                                           -------------------------------------
                  Total Commercial Mortgage-Backed Securities                                      5,107,888           5,337,018
                                                                                           -------------------------------------

      PAR VALUE   CORPORATE DEBT--20.62%                                                                COST        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
        765,000   ANZ Capital Trust I, 5.36%, 12/29/2049 +                                           764,971             771,068
        290,000   AT&T Wireless Services, Inc., 7.35%, 3/1/2006                                      289,964             307,952
        275,000   AXA, 8.60%, 12/15/2030                                                             339,978             355,965
        450,000   Bank One Corp., 5.25%, 1/30/2013                                                   445,788             462,581
        390,000   British Telecommunications PLC, 8.375%, 12/15/2010                                 461,754             470,283
        345,000   Cadbury Schweppes US Finance LLC, 3.875%, 10/1/2008 +                              344,177             345,694
      2,331,000   Citigroup, Inc., 5.00%, 9/15/2014 +                                              2,347,010           2,333,900
        840,000   Comcast Cable Communications, 8.375%, 5/1/2007                                     931,422             938,344
      1,505,000   Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013                   1,792,469           1,822,540
        700,000   Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022                    933,999             938,236
        272,606   Continental Airlines, Inc., 1997-4 A, 6.90%, 1/2/2018                              273,268             262,476
        460,000   Corp. Andina de Fomento (CAF), 7.375%, 1/18/2011                                   458,793             527,090
        985,000   Countrywide Home Loans, Inc., 3.25%, 5/21/2008                                     984,363             968,668
        460,000   DaimlerChrysler N.A., 4.05%, 6/4/2008                                              446,234             464,123
      1,655,000   Deutsche Telekom International Finance BV, 8.75%, 6/15/2030                      2,045,364           2,139,217
        740,000   Devon Energy Corp., 7.95%, 4/15/2032                                               901,319             917,996
        370,000   Devon Financing Corp. ULC, 7.875%, 9/30/2031                                       448,256             454,103
        630,000   Duke Energy Field Services LLC, 7.875%, 8/16/2010                                  721,585             741,487
        600,000   EOP Operating LP, 7.00%, 7/15/2011                                                 655,197             674,048
        305,000   Exelon Generation Company LLC, 5.35%, 1/15/2014                                    304,890             311,482
        850,000   Ford Motor Credit Co., 7.875%, 6/15/2010                                           914,121             948,051
        500,000   France Telecom, 8.50%, 3/1/2011                                                    601,166             598,540
        500,000   General Electric Capital Corp., 6.00%, 6/15/2012                                   508,208             549,324
        885,000   General Electric Co., 5.00%, 2/1/2013                                              916,279             910,170
        865,000   General Motors Acceptance Corp., 6.125%, 9/15/2006                                 900,917             904,282
        645,000   General Motors Acceptance Corp., 8.00%, 11/1/2031                                  714,254             667,569
        885,000   General Motors Corp., 8.375%, 7/15/2033                                            913,688             939,668
      1,415,000   Goldman Sachs Group, Inc., 5.25%, 10/15/2013                                     1,361,222           1,424,720
        665,000   Goldman Sachs Group, Inc., 6.345%, 2/15/2034                                       646,777             667,096
        870,000   Harrah's Operating Co., Inc., 5.50%, 7/1/2010 +                                    874,410             898,948
        485,000   Household Finance Corp., 4.75%, 5/15/2009                                          484,609             500,576
        325,000   Household Finance Corp., 5.75%, 1/30/2007                                          327,771             343,520
        525,000   Household Finance Corp., 7.00%, 5/15/2012                                          549,329             600,830
      1,910,000   JP Morgan Chase & Co., 5.125%, 9/15/2014                                         1,907,034           1,920,240
        460,000   JP Morgan Chase & Co., 5.75%, 1/2/2013                                             468,417             489,796
        865,000   Kerr-McGee Corp., 6.875%, 9/15/2011                                                946,893             967,620
        335,000   Kerr-McGee Corp., 6.95%, 7/1/2024                                                  341,527             357,001
        525,000   Kraft Foods, Inc., 4.00%, 10/1/2008                                                523,172             528,270

      PAR VALUE   CORPORATE DEBT--20.62% (CONT'D)                                                       COST        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
$       570,000   Lubrizol Corp., 5.50%, 10/1/2014                                         $         566,235   $         566,102
        260,000   May Department Stores Co., 4.80%, 7/15/2009 +                                      260,247             265,056
        380,000   May Department Stores Co., 6.65%, 7/15/2024 +                                      382,310             394,095
        930,000   May Department Stores Co., 6.70%, 7/15/2034 +                                      928,821             961,753
      1,155,000   Merrill Lynch & Co., Inc., 4.125%, 9/10/2009                                     1,151,172           1,158,153
      1,085,000   Morgan Stanley, 4.75%, 4/1/2014                                                  1,004,866           1,050,362
        445,000   Principal Life Income Fundings, 5.10%, 4/15/2014                                   441,818             450,690
        550,000   Progress Energy, Inc., 5.85%, 10/30/2008                                           584,953             585,296
        425,000   Prudential Financial, Inc., 5.10%, 9/20/2014                                       423,130             425,366
        180,000   Raytheon Co., 6.75%, 8/15/2007                                                     198,209             196,870
        515,000   SBC Communications, Inc., 5.875%, 2/1/2012                                         549,183             549,817
      1,015,000   SBC Communications, Inc., 6.45%, 6/15/2034                                       1,017,597           1,039,221
        600,000   Simon Property Group LP, 4.875%, 3/18/2010                                         598,493             611,424
        465,000   Simon Property Group LP, 4.875%, 8/15/2010 +                                       462,890             471,315
        665,000   SLM Corp., 5.125%, 8/27/2012                                                       656,974             681,431
        510,000   Sprint Capital Corp., 6.125%, 11/15/2008                                           546,832             550,483
      1,175,000   Sprint Capital Corp., 8.75%, 3/15/2032                                           1,326,096           1,491,299
        710,000   Telefonos de Mexico SA, 4.50%, 11/19/2008                                          708,595             712,087
        370,000   Time Warner Entertainment Co. LP, 8.375%, 7/15/2033                                464,343             452,917
        555,000   Time Warner, Inc., 6.875%, 5/1/2012                                                633,830             619,201
        915,000   Time Warner, Inc., 7.625%, 4/15/2031                                               998,697           1,053,164
      1,970,000   United Mexican States, 8.375%, 1/14/2011                                         2,071,987           2,309,825
        480,000   Univision Communications, Inc., 3.50%, 10/15/2007                                  479,177             476,662
        750,000   Verizon Global Funding Corp., 7.75%, 12/1/2030                                     849,938             898,216
        405,000   Viacom, Inc., 6.40%, 1/30/2006                                                     428,059             423,971
        470,000   Viacom, Inc., 7.70%, 7/30/2010                                                     537,035             546,810
        705,000   Vornado Realty Trust, 4.75%, 12/1/2010                                             704,173             706,679
        755,000   Wachovia Corp., 4.95%, 11/1/2006                                                   794,448             784,152
        865,000   Wachovia Corp., 5.25%, 8/1/2014                                                    857,864             884,238
        525,000   Washington Mutual Bank FA, 5.65%, 8/15/2014                                        544,082             544,224
        720,000   Weyerhaeuser Co., 6.125%, 3/15/2007                                                731,143             766,438
        435,000   Zurich Capital Trust I, 8.376%, 6/1/2037 +                                         463,162             496,433
                                                                                           -------------------------------------
                  Total Corporate Debt                                                            52,156,954          53,547,224
                                                                                           -------------------------------------

      PAR VALUE   MORTGAGE-BACKED SECURITIES--24.46%                                                    COST        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
      6,160,000   Fannie Mae, 5.00%, 10/1/2034 ++                                                  6,048,350           6,094,550
     55,845,000   Fannie Mae, 5.50%, 10/1/2034 ++                                                 56,159,128          56,577,966
        408,055   Fannie Mae, 6.00%, 11/1/2015                                                       422,332             428,552
        143,888   Freddie Mac, 1364 K, 5.00%, 9/15/2007                                              145,589             145,421
        264,962   Freddie Mac, Gold, 6.50%, 11/1/2025                                                251,697             279,374
                                                                                           -------------------------------------
                  Total Mortgage-Backed Securities                                                63,027,096          63,525,863
                                                                                           -------------------------------------

      PAR VALUE   U.S. GOVERNMENT & AGENCY--22.51%                                                      COST        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
                  U.S. TREASURIES--20.41 %
$     5,955,000   U.S. Treasury Bond, 5.375%, 2/15/2031                                    $       6,204,008   $       6,379,294
      3,990,000   U.S. Treasury Bond, 6.00%, 2/15/2026                                             4,553,784           4,549,067
        390,000   U.S. Treasury Bond, 6.25%, 5/15/2030                                               430,002             462,881
      6,020,000   U.S. Treasury Bond, 7.25%, 5/15/2016                                             7,384,416           7,578,144
     23,350,000   U.S. Treasury Note, 1.625%, 1/31/2005                                           23,331,306          23,333,585
      5,305,000   U.S. Treasury Note, 6.00%, 8/15/2009                                             5,863,231           5,930,412
        660,000   U.S. Treasury Strip, 0.00%, 8/15/2014                                              431,587             428,650
     11,120,000   U.S. Treasury Strip, 0.00%, 2/15/2023                                            4,007,548           4,322,388
                                                                                           -------------------------------------
                                                                                                  52,205,882          52,984,421
                                                                                           -------------------------------------
                  U.S. AGENCY ISSUES--2.10 %
      2,060,000   Fannie Mae, 1.75%, 6/16/2006                                                     2,034,195           2,028,470
      3,405,000   Freddie Mac, 3.75%, 8/3/2007                                                     3,404,083           3,428,324
                                                                                           -------------------------------------
                                                                                                   5,438,278           5,456,794
                                                                                           -------------------------------------
                  Total U.S. Government & Agency                                                  57,644,160          58,441,215
                                                                                           -------------------------------------

      PAR VALUE   ASSET-BACKED FLOATERS**--24.45%                                                       COST        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
      1,970,000   American Express Credit Account Master Trust, 2001-1 A, 1.90%,
                    9/15/2008 *                                                                    1,973,725           1,973,735
        645,000   Ameriquest Mortgage Securities, Inc., 2004-1A1 A1, 2.06%, 9/25/2034 *              645,000             645,000
        560,000   Ameriquest Mortgage Securities, Inc., 2002-AR1 M2, 3.14%, 9/25/2032 *              562,093             562,998
        591,462   Argent Securities, Inc., 2004-W3 A1, 1.95%, 2/25/2034 *                            591,462             591,390
        590,000   BMW Floorplan Master Owner Trust, 2003-1A A, 1.8375%, 10/17/2008 *                 590,000             590,437
      1,839,122   Capital Auto Receivables Asset Trust, 2003-3 A1B, 1.81%, 1/16/2006 *             1,839,122           1,839,378
      1,680,000   Capital One Auto Finance Trust, 2003-A A3B, 1.92%, 10/15/2007 *                  1,681,756           1,681,655
        635,000   Capital One Master Trust, 2002-3 A, 1.84%, 2/15/2008 *                             635,266             634,219
        425,000   Capital One Prime Auto Receivables Trust, 2004-1 A4, 1.83%, 8/17/2009 *            425,000             425,502
      2,255,000   Capital One Prime Auto Receivables Trust, 2003-2 A3, 1.84%, 9/17/2007 *          2,255,000           2,256,614
        113,542   Centex Home Equity, 2003-A AV1, 2.12%, 3/25/2033 *                                 113,542             113,625
        370,000   Chalet Finance PLC, 2A A1, 1.96%, 11/26/2013 *                                     370,000             370,383
      2,495,000   Chase Credit Card Master Trust, 2003-1 A, 1.81%, 4/15/2008 *                     2,495,628           2,496,425
        194,460   Chase Funding Mortgage Loan Asset-Backed Certificates
                    2004-1 1A1, 1.95%, 11/25/2018 *                                                  194,460             194,460
        402,702   Chase Funding Mortgage Loan Asset-Backed Certificates
                    2004-1 2A1, 1.95%, 9/25/2021 *                                                   402,702             402,684
        385,000   Chase Funding Mortgage Loan Asset-Backed Certificates
                    2004-1 2A2, 2.07%, 12/25/2033 *                                                  385,000             385,000
        253,465   Chase Funding Mortgage Loan Asset-Backed Certificates
                    2002-2 2A1, 2.09%, 5/25/2032 *                                                   253,618             253,580
         51,255   Chesapeake Funding LLC, 2002-1 A1, 1.896%, 6/7/2007 *                               51,255              51,257
      1,455,000   Chesapeake Funding LLC, 2003-1 A1, 1.946%, 8/7/2008 *                            1,455,000           1,456,548
        166,603   Citifinancial Mortgage Securities, Inc., 2003-4 AF1, 2.01%,
                    10/25/2033 *                                                                     166,603             166,630
        965,000   College Loan Corp. Trust, 2003-2 A2, 1.80%, 1/25/2012 *                            965,000             965,975
        894,632   Collegiate Funding Services Education Loan Trust I, 2003-B
                    A1, 1.686%, 9/30/2013 *                                                          894,632             894,605
        240,519   Countrywide Asset-Backed Certificates, 2004-2 3A1, 1.92%, 4/25/2023 *              240,519             240,519
        644,876   Countrywide Asset-Backed Certificates, 2004-3 3A1, 1.93%, 6/25/2022 *              644,876             644,876

      PAR VALUE   ASSET-BACKED FLOATERS**--24.45% (CONT'D)                                              COST        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
$       202,930   Countrywide Asset-Backed Certificates, 2003-S2 A1, 2.01%, 12/25/2018 *   $         202,930   $         202,977
        210,132   Countrywide Asset-Backed Certificates, 2003-5 AF1B, 2.02%, 8/25/2022 *             210,132             210,139
        337,990   Countrywide Home Loans, Inc., 2003-42 2A1, 1.97%, 10/25/2033 *                     337,990             337,265
        743,396   Credit-Based Asset Servicing and Securitization CBO Ltd., 9A
                    A1, 1.94%, 4/8/2039 +*                                                           743,396             742,989
        412,961   Crusade Global Trust, 2004-1 A1, 1.76%, 1/16/2035 *                                412,961             412,865
        465,000   DaimlerChrysler Master Own Trust, 2004-B A, 1.77%, 8/17/2009 *                     464,866             464,709
        775,000   Discover Card Master Trust I, 2000-2 A, 1.94%, 9/18/2007 *                         776,260             775,614
      1,000,000   Discover Card Master Trust I, 2000-5 A, 1.94%, 11/15/2007 *                      1,002,271           1,001,099
      2,115,000   Education Funding Capital Trust I, 2003-3 A2, 1.98%, 12/17/2012 *                2,115,000           2,118,722
        261,731   Equifirst Mortgage Loan Trust, 2004-1 2A1, 1.94%, 1/25/2034 *                      261,731             261,660
        163,787   Fannie Mae Grantor Trust, 2002-T5 A1, 1.96%, 5/25/2032 *                           163,787             164,026
      1,036,912   Fannie Mae Grantor Trust, 2003-T3 1A, 1.96%, 6/25/2033 *                         1,036,912           1,037,338
        433,972   Fannie Mae Grantor Trust, 2001-T13 A1, 2.00%, 3/25/2032 *                          434,357             434,274
         15,467   Fannie Mae Whole Loan, 2003-W13 AF1, 1.91%, 10/25/2033 *                            15,467              15,468
        216,967   Fannie Mae Whole Loan, 2003-W16 AF1, 1.93%, 11/25/2033 *                           216,967             217,026
        616,046   Fannie Mae Whole Loan, 2003-W5 A, 1.95%, 4/25/2033 *                               616,046             616,876
        289,275   Fannie Mae Whole Loan, 2003-W16 AV1, 1.99%, 11/25/2033 *                           289,275             289,259
      1,394,593   First Franklin Mortgage Loan Asset Backed Certificates
                    2004-FFH1 A2, 1.92%, 3/25/2034 *                                               1,394,593           1,394,593
        500,000   First National Master Note Trust, 2003-1 A, 1.86%, 8/15/2008 *                     500,000             500,710
        730,000   Fleet Credit Card Master Trust II, 2002-A A, 1.81%, 10/15/2007 *                   730,000             730,174
        345,000   GMAC Mortgage Corp. Loan Trust, 2004-HE1 A1, 1.92%, 6/25/2034 *                    345,000             345,068
        105,585   GMAC Mortgage Corp. Loan Trust, 2003-AR1 A1, 1.971%, 10/19/2033 *                  105,585             105,348
        324,017   GMAC Mortgage Corp. Loan Trust, 2003-AR2 2A1, 2.001%, 12/19/2033 *                 324,017             323,800
      1,200,000   Granite Mortgages PLC, 2004-3 1A3, 2.015%, 9/20/2044 *                           1,200,000           1,200,000
      1,109,302   GSAMP Trust, 2004-FM2 A3A, 1.97%, 1/25/2034 *                                    1,109,303           1,108,389
        246,221   GSAMP Trust, 2003-AHL A2A, 2.04%, 10/25/2033 *                                     246,221             246,455
        434,167   GSAMP Trust, 2004-FM1 A2A, 2.07%, 11/25/2033 *                                     434,167             434,167
      3,625,000   Household Affinity Credit Card Master Note Trust I, 2003-3
                    A, 1.82%, 8/15/2008 *                                                          3,625,000           3,628,258
        322,277   Indymac Loan Trust, 2003-L1 A1, 2.22%, 11/25/2008 +*                               322,277             322,227
        475,302   Interstar Millennium Trust, 2003-5G A2, 1.88%, 1/20/2036 *                         475,302             475,897
        414,789   Interstar Millennium Trust, 2004-2G A, 2.07438%, 3/14/2036 *                       414,789             414,789
         31,900   Long Beach Asset Holdings Corp., 2003-1 N, 2.22%, 2/25/2008 +*                      31,900              31,909
        394,203   Long Beach Mortgage Loan Trust, 2004-1 A4, 1.97%, 2/25/2034 *                      394,203             394,175
        201,804   MASTR Asset-Backed Securities Trust, 2004-OPT1 A3, 2.10%, 2/25/2034 *              201,804             201,804
        390,000   MBNA Master Credit Card Trust USA, 1997-K A, 1.88%, 4/15/2008 *                    390,147             390,515
        419,746   Medallion Trust, 2004-1G A1, 1.88%, 5/25/2035 *                                    419,746             419,636
         64,711   Merit Securities Corp., 11PA 2A3, 2.29%, 9/28/2025 +*                               64,670              64,774
        309,350   Merrill Lynch Mortgage Investors, Inc., 2004-CB6 AF1, 2.03%,
                    7/25/2035 *                                                                      309,350             309,350
        349,980   Merrill Lynch Mortgage Investors, Inc., 2004-WMC1 A2, 2.14%,
                    10/25/2034 *                                                                     349,980             349,972
        151,262   Merrill Lynch Mortgage Investors, Inc., 2003-WMC1 A2, 2.20%,
                    11/25/2033 *                                                                     151,262             151,481
        448,476   Morgan Stanley ABS Capital I, 2004-HE2 A3, 1.97%, 3/25/2034 *                      448,477             448,447
        377,159   Morgan Stanley ABS Capital I, 2004-HE1 A3, 2.00%, 1/25/2034 *                      377,159             377,233
        177,485   Morgan Stanley ABS Capital I, 2003-NC10 A2, 2.04%, 10/25/2033 *                    177,485             177,636
        520,000   Mound Financing PLC, 2A A2, 1.91%, 11/8/2007 +*                                    520,651             519,198
        590,272   MSDWCC Heloc Trust, 2003-2 A, 2.10%, 4/25/2016 *                                   590,272             590,239

      PAR VALUE   ASSET-BACKED FLOATERS**--24.45% (CONT'D)                                              COST        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
$       260,000   Navistar Financial Corp. Owner Trust, 2003-B A3, 1.96%, 4/15/2008 *      $         260,000   $         260,123
      1,600,000   Nelnet Student Loan Trust, 2004-4 A2, 2.0473%, 4/25/2016 *                       1,600,000           1,599,568
        545,000   Nissan Auto Lease Trust, 2003-A A3A, 1.90%, 6/15/2009 *                            545,000             545,634
      1,250,000   Nissan Master Owner Trust Receivables, 2003-A A1, 1.82%, 9/15/2008 *             1,250,000           1,251,175
        290,000   Northstar Guarantee, Inc., 2004-1 A1, 1.71188%, 1/28/2011 *                        290,000             290,000
        587,428   NPF XII, Inc., 2002-1A A, 2.39%, 5/2/2005 +*@                                      587,081              41,120
        113,301   Option One Mortgage Loan Trust, 2002-2 A, 2.11%, 6/25/2032 *                       113,370             113,417
        121,051   Option One Mortgage Loan Trust, 2001-4 A, 2.14%, 1/25/2032 *                       121,198             121,194
        324,879   Option One Mortgage Loan Trust, 2003-1 A2, 2.26%, 2/25/2033 *                      324,879             325,966
        127,107   Option One Mortgage Securities Corp. NIM Trust, 2003-6A,
                    2.06%, 10/26/2010 +*                                                             127,107             127,107
        255,000   Paragon Mortgages PLC, 7A A1A, 1.7645%, 5/15/2034 +*                               255,000             254,841
        600,000   Permanent Financing PLC, 4 2A, 1.9325%, 3/10/2009 *                                600,000             600,000
        500,000   Permanent Financing PLC, 3 2A, 1.9725%, 9/10/2010 *                                500,000             499,758
        446,658   Residential Asset Mortgage Products, Inc., 2004-RS6 All, 1.99%, 8/25/2022 *        446,658             446,658
        730,135   Residential Asset Mortgage Products, Inc., 2004-RS8 All, 2.02%, 12/25/2023 *       730,135             730,135
        263,299   Residential Asset Mortgage Products, Inc., 2003-RS2 All, 2.18%, 3/25/2033 *        263,299             263,721
        857,883   Residential Asset Mortgage Products, Inc., 2003-RS3 All, 2.20%, 4/25/2033 *        858,955             859,212
        150,947   Residential Asset Mortgage Products, Inc., 2002-RS5 All, 2.21%, 9/25/2032 *        150,947             151,259
        267,029   Residential Asset Mortgage Products, Inc., 2003-RS1 All, 2.23%, 2/25/2033 *        267,030             267,597
        132,902   Residential Asset Securities Corp., 2003-KS9 AI1, 2.00%, 2/25/2021 *               132,902             132,938
        166,436   Residential Asset Securities Corp., 2002-KS3 A1B, 2.09%, 5/25/2032 *               166,568             166,522
        162,000   Residential Asset Securities Corp., 2003-KS1 A2, 2.21%, 1/25/2033 *                162,000             162,325
        406,733   Saxon Asset Securities Trust, 2004-1 A, 2.11%, 3/25/2035 *                         406,733             406,420
        261,822   Saxon Asset Securities Trust, 2003-1 AV1, 2.15%, 6/25/2033 *                       261,822             262,304
        410,000   Saxon Asset Securities Trust, 2002-1 M1, 2.49%, 1/25/2032 *                        411,837             411,472
        231,168   Securitized Asset Backed Receivables LLC Trust, 2004-OP1 A2,
                    2.09%, 2/25/2034 *                                                               231,168             231,168
        209,763   SLM Student Loan Trust, 2003-12 A1, 1.89%, 6/15/2009 *                             209,763             209,750
        741,076   SLM Student Loan Trust, 2003-8 A2, 1.92%, 6/15/2011 *                              741,149             741,257
        705,000   SLM Student Loan Trust, 2003-11 A2, 1.93%, 3/15/2013 *                             705,000             705,243
        491,092   SLM Student Loan Trust, 2004-A A1, 1.94%, 3/15/2017 *                              491,092             491,444
        272,301   Specialty Underwriting & Residential Finance, 2004-BC2 A2,
                    2.11%, 5/25/2035 *                                                               272,301             272,349
        159,540   Specialty Underwriting & Residential Finance, 2003-BC1 A,
                    2.18%, 1/25/2034 *                                                               159,540             159,689
        221,393   Structured Asset Securities Corp., 2003-BC1 A, 2.34%, 5/25/2032 *                  221,393             221,900
        415,000   Triad Auto Receivables Owner Trust, 2003-A A3, 1.94%, 7/12/2007 *                  415,000             415,062
        478,083   Wachovia Asset Securitization, Inc., 2003-HE3 A, 2.09%, 11/25/2033 *               478,083             477,498
      2,635,000   Wachovia Credit Card Master Trust, 2000-1 A, 1.91%, 12/17/2007 *                 2,640,305           2,638,257
      1,005,000   William Street Funding Corp., 2003-1 A, 1.95%, 4/23/2006 +*                      1,005,705           1,006,117
        845,000   World Omni Master Owner Trust, 2004-1 A, 1.83%, 12/15/2008 *                       845,000             846,082
                                                                                           -------------------------------------
                  Total Asset-Backed Floaters **                                                  64,032,987          63,502,327
                                                                                           -------------------------------------

PRINCIPAL AMOUNT  SHORT TERM INVESTMENTS--22.52%                                                        COST        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
                  U.S. TREASURIES--21.17%
$    50,000,000   U.S. Treasury Bill, 1.515%, 10/14/2004                                   $      49,972,646   $      49,972,646
      5,000,000   U.S. Treasury Bill, 1.516%, 10/14/2004                                           4,997,264           4,997,264
                                                                                           -------------------------------------

                  Total U.S. Treasuries                                                           54,969,910          54,969,910
                                                                                           -------------------------------------

                  REPURCHASE AGREEMENT--1.35%
      3,513,371   State Street Bank and Trust Co., 1.05%, dated
                  9/30/2004, due
                  10/1/2004, repurchase price 3,513,473 (collateralized by
                  U.S. Treasury Note, 1.05%, 10/1/2004                                             3,513,371           3,513,371
                                                                                           -------------------------------------
                  Total Short Term Investments                                                    58,483,281          58,483,281
                                                                                           -------------------------------------
                  Total Investments-123.66%                                                $     318,705,422         321,129,151
                                                                                           =================
                  Liabilities less Other Assets-(23.66)%                                                             (61,449,258)
                                                                                                               -----------------
                  NET ASSETS-100.00%                                                                           $     259,679,893
                                                                                                               =================

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

 ++ When-issued security.

  * Security pledged as collateral for when-issued purchase commitment outstanding as of September 30, 2004.

 ** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of September 30, 2004.

  @ Security in default, non-income producing.

    The accompanying notes are an integral part of the financial statements.

FUND EXPENSE EXAMPLE

EXAMPLE

As a shareholder of the Ariel Mutual Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The Ariel Mutual Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Ariel Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA and ESA account holders are charged an annual $15 recordkeeping fee or a one-time $60 fee. If these fees were included, in either the Actual Expense Example or the Hypothetical Example below, your costs would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2004 to September 30, 2004.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled, EXPENSES PAID DURING PERIOD, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Ariel Mutual Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Ariel Mutual Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only in each of the Ariel Mutual Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                           BEGINNING        ENDING        EXPENSES      ANNUALIZED
                                                         ACCOUNT VALUE  ACCOUNT VALUE    PAID DURING     EXPENSE
FUND/CLASS AND RETURN                                       4/1/2004       9/30/2004       PERIOD*        RATIO*
-------------------------------------------------------------------------------------------------------------------
ARIEL FUND
  Actual                                                 $   1,000.00   $   1,051.10       $  5.54        1.08%
  Hypothetical (5% before expenses)                      $   1,000.00   $   1,019.60       $  5.45        1.08%

ARIEL APPRECIATION FUND
  Actual                                                 $   1,000.00   $     993.50       $  5.73        1.15%
  Hypothetical (5% before expenses)                      $   1,000.00   $   1,019.25       $  5.81        1.15%

ARIEL PREMIER GROWTH FUND-INVESTOR CLASS
  Actual                                                 $   1,000.00   $     962.20       $  5.64        1.15%
  Hypothetical (5% before expenses)                      $   1,000.00   $   1,019.25       $  5.81        1.15%

ARIEL PREMIER GROWTH FUND-INSTITUTIONAL CLASS
  Actual                                                 $   1,000.00   $     964.70       $  3.19        0.65%
  Hypothetical (5% before expenses)                      $   1,000.00   $   1,021.75       $  3.29        0.65%

ARIEL PREMIER BOND FUND-INVESTOR CLASS
  Actual                                                 $   1,000.00   $   1,007.00       $  4.26        0.85%
  Hypothetical (5% before expenses)                      $   1,000.00   $   1,020.75       $  4.29        0.85%

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS
  Actual                                                 $   1,000.00   $   1,009.10       $  2.26        0.45%
  Hypothetical (5% before expenses)                      $   1,000.00   $   1,022.75       $  2.28        0.45%

* Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENTS OF ASSETS & LIABILITIES                            SEPTEMBER 30, 2004

                                                                                    ARIEL            ARIEL           ARIEL
                                                                ARIEL            APPRECIATION    PREMIER GROWTH   PREMIER BOND
                                                                FUND                FUND             FUND            FUND
                                                          ---------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value
  (cost $1,722,908,067, $2,354,549,236,
  $18,325,186 and $315,192,051, respectively)             $   2,234,893,964   $   2,834,567,880   $ 19,423,564   $  317,615,780
Investments in affiliated securities, at value
  (cost $479,130,427)                                           610,336,291                  --             --               --
Repurchase agreements, at value
  (cost $569,841,150, $68,297,970,
  $506,045, and $3,513,371, respectively)                       569,841,150          68,297,970        506,045        3,513,371
Cash                                                                     --                  --             --       55,006,817
Receivable for fund shares issued                                11,351,047          16,900,759         17,533          537,032
Receivable for securities sold                                    2,163,438          18,595,204             --        3,664,375
Dividends and interest receivable                                 1,526,988           2,343,289          5,052        1,267,464
Receivable from Adviser                                                  --                  --         44,466               --
Prepaid and other assets                                             39,897             318,710             --               --
                                                          ---------------------------------------------------------------------
  Total assets                                                3,430,152,775       2,941,023,812     19,996,660      381,604,839
                                                          ---------------------------------------------------------------------

LIABILITIES:
Payable for securities purchased                                 38,308,227          17,020,680             --      121,767,215
Payable for fund shares redeemed                                  1,907,679           2,557,056         20,437           59,254
Accrued management fees                                           1,554,125           1,609,029          9,731           98,465
Accrued distribution fees                                             9,410               3,811              4               12
Other liabilities                                                 1,027,366             715,861         48,703               --
                                                          ---------------------------------------------------------------------
  Total liabilities                                              42,806,807          21,906,437         78,875      121,924,946
                                                          ---------------------------------------------------------------------
NET ASSETS                                                $   3,387,345,968   $   2,919,117,375   $ 19,917,785   $  259,679,893
                                                          =====================================================================

NET ASSETS CONSIST OF:
Paid-in-capital                                           $   2,618,381,018   $   2,380,707,469   $ 20,679,672   $  252,933,551
Undistributed net investment income                                 848,699                  --             --            7,021
Accumulated net realized gain (loss) on investment
  transactions                                                  124,924,490          58,391,262     (1,860,265)       4,315,592
Net unrealized appreciation on investments                      643,191,761         480,018,644      1,098,378        2,423,729
                                                          ---------------------------------------------------------------------
  Total net assets                                        $   3,387,345,968   $   2,919,117,375   $ 19,917,785   $  259,679,893
                                                          =====================================================================

Total net assets                                          $   3,387,345,968   $   2,919,117,375
Investor Class                                                                                    $ 15,401,000   $   26,042,797
Institutional Class                                                                               $  4,516,785   $  233,637,096

Shares outstanding (no par value)                                66,922,409          65,429,035
Investor Class                                                                                       1,728,089        2,477,321
Institutional Class                                                                                    500,108       22,205,777

Net asset value, offering and redemption price per share  $           50.62   $           44.62
Investor Class                                                                                    $       8.91   $        10.51
Institutional Class                                                                               $       9.03   $        10.52

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS                           YEAR ENDED SEPTEMBER 30, 2004

                                                                                     ARIEL            ARIEL            ARIEL
                                                                ARIEL             APPRECIATION    PREMIER GROWTH    PREMIER BOND
                                                                FUND                  FUND             FUND             FUND
                                                          -----------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                 $      28,156,482(a) $      30,401,521   $    155,186(b) $           --
Interest                                                          1,721,160              402,766          1,637         7,476,453
                                                          -----------------------------------------------------------------------
  Total investment income                                        29,877,642           30,804,287        156,823         7,476,453
                                                          -----------------------------------------------------------------------

EXPENSES:
Management fees                                                  15,318,989           17,960,893        115,501         1,133,887
Distribution fees                                                 6,622,268            6,619,574         36,655            62,118
Shareholder service fees                                          3,943,471            3,937,915          8,379                --
Transfer agent fees and expenses                                    964,085              904,737        104,296                --
Printing and postage expenses                                       806,580              742,480         19,897                --
Federal and state registration fees                                 231,723              185,032         46,723                --
Trustees' fees and expenses                                          78,425               75,708         76,252               --
Custody fees and expenses                                            99,631               93,998         12,011                --
Professional fees                                                    66,494               66,326         72,907                --
Miscellaneous expenses                                              162,664              171,146          9,592                --
                                                          -----------------------------------------------------------------------
Total expenses before reimbursements                             28,294,330           30,757,809        502,213         1,196,005
Expense reimbursements                                                   --             (308,998)      (304,271)               --
                                                          -----------------------------------------------------------------------
  Net expenses                                                   28,294,330           30,448,811        197,942         1,196,005
                                                          -----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      1,583,312              355,476        (41,119)        6,280,448
                                                          -----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments                                129,294,082          102,156,647      1,246,241         5,785,836
Change in net unrealized appreciation/
  depreciation on investments                                   402,037,941          211,453,634          1,885        (2,856,251)
                                                          -----------------------------------------------------------------------
Net gain on investments                                         531,332,023          313,610,281      1,248,126         2,929,585
                                                          -----------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                               $     532,915,335    $     313,965,757   $  1,207,007    $    9,210,033
                                                          =======================================================================

(a) Includes $6,640,281 in dividends from affiliated issuers. See Note Six for information on affiliated issuers.

(b)  Net of $2,127 in foreign withholding taxes.

     The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 ARIEL FUND                        ARIEL APPRECIATION FUND
                                                     -------------------------------------   -------------------------------------
                                                            YEAR ENDED SEPTEMBER 30                YEAR ENDED SEPTEMBER 30
                                                           2004                2003                2004                2003
                                                     -----------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                         $       1,583,312   $        (724,001)  $         355,476   $        (892,755)
Net realized gain (loss) on investments                    129,294,082             (72,859)        102,156,647         (41,765,482)
Change in net unrealized appreciation/
  depreciation on investments                              402,037,941         266,226,820         211,453,634         390,151,576
                                                     -----------------------------------------------------------------------------
Net increase in net assets
  from operations                                          532,915,335         265,429,960         313,965,757         347,493,339
                                                     -----------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                               --                  --                  --                  --
Capital gains                                                       --         (17,273,165)                 --          (5,480,997)
                                                     -----------------------------------------------------------------------------
Total distributions                                                 --         (17,273,165)                 --          (5,480,997)
                                                     -----------------------------------------------------------------------------

SHARE TRANSACTIONS:
Shares sold                                              1,429,592,208       1,109,487,439       1,046,704,391         975,515,465
Shares issued to holders in
  reinvestment of dividends                                         --          15,987,177                  --           5,188,858
Shares redeemed                                           (583,029,135)       (506,264,601)       (506,435,992)       (532,376,572)
                                                     -----------------------------------------------------------------------------
Net increase from share transactions                       846,563,073         619,210,015         540,268,399         448,327,751
                                                     -----------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                             1,379,478,408         867,366,810         854,234,156         790,340,093

NET ASSETS:
Beginning of year                                        2,007,867,560       1,140,500,750       2,064,883,219       1,274,543,126
                                                     -----------------------------------------------------------------------------
End of year                                          $   3,387,345,968   $   2,007,867,560   $   2,919,117,375   $   2,064,883,219
                                                     =============================================================================
Undistributed net investment income
  included in net assets at end of year              $         848,699                  --                  --                  --
                                                     =============================================================================

The accompanying notes are an integral part of the financial statements.

                                                            ARIEL PREMIER GROWTH FUND              ARIEL PREMIER BOND FUND
                                                     -------------------------------------   -------------------------------------
                                                           YEAR ENDED SEPTEMBER 30                 YEAR ENDED SEPTEMBER 30
                                                           2004                2003                2004                2003
                                                     -----------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                         $         (41,119)  $         (27,447)  $       6,280,448   $       7,035,569
Net realized gain (loss) on investments                      1,246,241          (1,094,159)          5,785,836           7,676,480
Change in net unrealized appreciation/
  depreciation on investments                                    1,885           3,660,747          (2,856,251)         (2,380,420)
                                                     -----------------------------------------------------------------------------
Net increase in net assets
  from operations                                            1,207,007           2,539,141           9,210,033          12,331,629
                                                     -----------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                               --                  --          (6,317,726)         (7,033,718)
Capital gains                                                       --                  --          (8,754,790)         (3,420,239)
                                                     -----------------------------------------------------------------------------
Total distributions                                                 --                  --         (15,072,516)        (10,453,957)
                                                     -----------------------------------------------------------------------------

SHARE TRANSACTIONS:
Shares sold                                                  5,660,695           4,579,072          42,620,913          53,782,164
Shares issued to holders in
  reinvestment of dividends                                         --                 100          15,275,103          10,414,677
Shares redeemed                                             (3,752,697)         (1,680,695)        (33,987,457)        (42,303,933)
                                                     -----------------------------------------------------------------------------
Net increase from share transactions                         1,907,998           2,898,477          23,908,559          21,892,908
                                                     -----------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                 3,115,005           5,437,618          18,046,076          23,770,580

NET ASSETS:
Beginning of year                                           16,802,780          11,365,162         241,633,817         217,863,237
                                                     -----------------------------------------------------------------------------
End of year                                          $      19,917,785   $      16,802,780   $     259,679,893   $     241,633,817
                                                     =============================================================================
Undistributed net investment income
  included in net assets at end of year                             --                  --   $           7,021   $          41,792
                                                     =============================================================================

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  ARIEL FUND

                                                                            YEAR ENDED SEPTEMBER 30
                                                      2004             2003           2002           2001           2000
                                                  --------------------------------------------------------------------------
Net asset value, beginning of year                $      40.84     $      35.18   $      33.58   $      35.66   $      37.99
Income from investment operations:
  Net investment income (loss)                            0.02            (0.02)         (0.05)          0.18           0.21
  Net realized and unrealized gains
    on investments                                        9.76             6.20           2.29           3.74           3.58
                                                  --------------------------------------------------------------------------
Total from investment operations                          9.78             6.18           2.24           3.92           3.79
Distributions to shareholders:
  Dividends from net investment income                      --               --          (0.11)         (0.25)         (0.08)
  Distributions from capital gains                          --            (0.52)         (0.53)         (5.75)         (6.04)
                                                  --------------------------------------------------------------------------
Total distributions                                         --            (0.52)         (0.64)         (6.00)         (6.12)
                                                  --------------------------------------------------------------------------
Net asset value, end of year                      $      50.62     $      40.84   $      35.18   $      33.58   $      35.66
                                                  ==========================================================================
Total return                                             23.95%           17.82%          6.62%         12.24%         13.63%

Supplemental data and ratios:
  Net assets, end of year, in thousands           $  3,387,346     $  2,007,868   $  1,140,501   $    409,499   $    227,561
  Ratio of expenses to average net assets                 1.07%            1.10%          1.19%          1.19%          1.24%
  Ratio of net investment income (loss)
    to average net assets                                 0.06%           (0.05)%        (0.12)%         0.59%          0.65%
  Portfolio turnover rate                                   16%               4%             6%            24%            48%

                                                                           ARIEL APPRECIATION  FUND

                                                                            YEAR ENDED SEPTEMBER 30
                                                      2004             2003           2002           2001           2000
                                                  --------------------------------------------------------------------------
Net asset value, beginning of year                $      38.99     $      31.49   $      32.40   $      33.68   $      33.84
Income from investment operations:
  Net investment income (loss)                            0.01            (0.02)         (0.02)          0.10           0.08
  Net realized and unrealized gains
    (losses) on investments                               5.62             7.64          (0.12)          2.69           2.95
                                                  --------------------------------------------------------------------------
Total from investment operations                          5.63             7.62          (0.14)          2.79           3.03
Distributions to shareholders:
  Dividends from net investment income                      --               --          (0.06)         (0.12)         (0.04)
  Distributions from capital gains                          --            (0.12)         (0.71)         (3.95)         (3.15)
                                                  --------------------------------------------------------------------------
Total distributions                                         --            (0.12)         (0.77)         (4.07)         (3.19)
                                                  --------------------------------------------------------------------------
Net asset value, end of year                      $      44.62     $      38.99   $      31.49   $      32.40   $      33.68
                                                  ==========================================================================
Total return                                             14.44%           24.29%         (0.73)%         8.83%         10.35%

Supplemental data and ratios:
  Net assets, end of year, in thousands           $  2,919,117     $  2,064,883   $  1,274,543   $    564,288   $    307,117
  Ratio of expenses to average net assets,
    including reimbursements                              1.15%(a)         1.20%          1.26%          1.26%          1.31%
  Ratio of net investment income (loss)
    to average net assets                                 0.01%           (0.06)%        (0.06)%         0.35%          0.25%
  Portfolio turnover rate                                   19%              32%            13%            28%            31%

(a) Ratio of expenses to average net assets, excluding reimbursements, was 1.16% in 2004.

     The accompanying notes are an integral part of the financial statements.

                                                                                  ARIEL PREMIER GROWTH FUND

                                                                      YEAR ENDED SEPTEMBER 30      FEBRUARY 1, 2002(a) TO
INVESTOR CLASS                                                          2004          2003           SEPTEMBER 30, 2002
                                                                 ------------------------------------------------------------
Net asset value, beginning of period                                  $     8.29   $     6.90            $    10.00

Income from investment operations:
  Net investment loss                                                      (0.03)       (0.02)                (0.01)
  Net realized and unrealized gains (losses) on investments                 0.65         1.41                 (3.09)
                                                                 ------------------------------------------------------------
Total from investment operations                                            0.62         1.39                 (3.10)
Distributions to shareholders:
  Dividends from net investment income                                        --           --                    --
  Distributions from capital gains                                            --           --                    --
                                                                 ------------------------------------------------------------
Total distributions                                                           --           --                    --
                                                                 ------------------------------------------------------------
Net asset value, end of period                                        $     8.91   $     8.29            $     6.90
                                                                 ============================================================
Total return                                                                7.48%       20.14%               (31.00)%(b)
Supplemental data and ratios:
  Net assets, end of period, in thousands                             $   15,401   $   12,622            $    7,902
  Ratio of expenses to average net assets, including waivers                1.15%        1.15%                 1.15%(c)
  Ratio of expenses to average net assets, excluding waivers                2.50%        3.37%                 3.47%(c)
  Ratio of net investment loss to average net assets, including
    waivers                                                                (0.33)%      (0.33)%               (0.37)%(c)
  Ratio of net investment loss to average net assets, excluding
    waivers                                                                (1.68)%      (2.55)%               (2.69)%(c)
  Portfolio turnover rate                                                    120%          88%                   59%(b)

INSTITUTIONAL CLASS

Net asset value, beginning of period                                  $     8.36   $     6.92            $    10.00
Income from investment operations:
  Net investment income (loss)                                              0.02         0.01                 (0.01)
  Net realized and unrealized gains (losses) on investments                 0.65         1.43                 (3.07)
                                                                 ------------------------------------------------------------
Total from investment operations                                            0.67         1.44                 (3.08)
Distributions to shareholders:
  Dividends from net investment income                                        --           --                    --
  Distributions from capital gains                                            --           --                    --
                                                                 ------------------------------------------------------------
Total distributions                                                           --           --                    --
                                                                 ------------------------------------------------------------
Net asset value, end of period                                        $     9.03   $     8.36            $     6.92
                                                                 ============================================================
Total return                                                                8.01%       20.81%               (30.80)%(b)
Supplemental data and ratios:
  Net assets, end of period, in thousands                             $    4,517        4,181            $    3,463
  Ratio of expenses to average net assets, including waivers                0.65%        0.65%                 0.65%(c)
  Ratio of expenses to average net assets, excluding waivers                2.98%        3.23%                 3.55%(c)
  Ratio of net investment income to average net assets, including
    waivers                                                                 0.17%        0.17%                 0.13%(c)
  Ratio of net investment loss to average net assets, excluding
    waivers                                                                (2.16)%      (2.41)%               (2.75)%(c)
  Portfolio turnover rate                                                    120%          88%                   59%(b)

(a)  Commencement of operations.

(b)  Not annualized.

(c)  Annualized.

     The accompanying notes are an integral part of the financial statements.

                                                                               ARIEL PREMIER BOND FUND

                                                                               YEAR ENDED SEPTEMBER 30
                                                             2004          2003          2002          2001          2000
                                                         --------------------------------------------------------------------
INVESTOR CLASS
Net asset value, beginning of year                       $      10.80  $      10.72  $      10.45  $       9.87  $       9.91
Income from investment operations:
  Net investment income                                          0.23          0.28          0.39          0.51          0.56
  Net realized and unrealized gains
    (losses) on investments                                      0.11          0.24          0.37          0.58         (0.04)
                                                         --------------------------------------------------------------------
Total from investment operations                                 0.34          0.52          0.76          1.09          0.52
Distributions to shareholders:
  Dividends from net investment income                          (0.23)        (0.28)        (0.39)        (0.51)        (0.56)
  Distributions from capital gains                              (0.40)        (0.16)        (0.10)           --            --
                                                         --------------------------------------------------------------------
Total distributions                                             (0.63)        (0.44)        (0.49)        (0.51)        (0.56)
                                                         --------------------------------------------------------------------
Net asset value, end of year                             $      10.51  $      10.80  $      10.72  $      10.45  $       9.87
                                                         ====================================================================
Total return                                                     3.29%         5.01%         7.56%        11.27%         5.43%
Supplemental data and ratios:
  Net assets, end of year, in thousands                  $     26,043  $     26,122  $     22,291  $      9,801  $      2,841
  Ratio of expenses to average net assets                        0.85%         0.85%         0.85%         0.85%         0.85%
  Ratio of net investment income
    to average net assets                                        2.21%         2.63%         3.65%         4.77%         5.70%
  Portfolio turnover rate                                         390%          343%          333%          410%          492%

INSTITUTIONAL CLASS
Net asset value, beginning of year                       $      10.81  $      10.73  $      10.45  $       9.87  $       9.91
Income from investment operations:
  Net investment income                                          0.28          0.33          0.43          0.55          0.60
  Net realized and unrealized gains
    (losses) on investments                                      0.11          0.24          0.38          0.58         (0.04)
                                                         --------------------------------------------------------------------
Total from investment operations                                 0.39          0.57          0.81          1.13          0.56
Distributions to shareholders:
  Dividends from net investment income                          (0.28)        (0.33)        (0.43)        (0.55)        (0.60)
  Distributions from capital gains                              (0.40)        (0.16)        (0.10)           --            --
                                                         --------------------------------------------------------------------
Total distributions                                             (0.68)        (0.49)        (0.53)        (0.55)        (0.60)
                                                         --------------------------------------------------------------------
Net asset value, end of year                             $      10.52  $      10.81  $      10.73  $      10.45  $       9.87
                                                         ====================================================================
Total return                                                     3.72%         5.43%         8.08%        11.71%         5.85%
Supplemental data and ratios:
  Net assets, end of year, in thousands                  $    233,637  $    215,512  $    195,572  $    213,160  $    167,717
  Ratio of expenses to average net assets                        0.45%         0.45%         0.45%         0.45%         0.45%
  Ratio of net investment income
    to average net assets                                        2.61%         3.04%         4.14%         5.36%         6.10%
  Portfolio turnover rate                                         390%          343%          333%          410%          492%

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS                             SEPTEMBER 30, 2004

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund and Ariel Premier Bond Fund (the "Funds") are diversified portfolios of the Trust. The Ariel Premier Growth Fund and the Ariel Premier Bond Fund have two classes of shares: Investor Class and Institutional Class.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price. Debt securities having a maturity over 60 days are valued using bid quotations, as obtained from a pricing source or one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

The Ariel Premier Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with the Ariel Premier Bond Fund's ability to manage its investment portfolio and meet redemption requests. The Ariel Premier Bond Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term gains or losses upon such sale. When effecting such transactions, liquid assets of the Ariel Premier Bond Fund in a dollar amount sufficient to make payment for the securities to be purchased will be designated on the Ariel Premier Bond Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

At September 30, 2004, the Ariel Premier Bond Fund had $62,207,478 in purchase commitments outstanding (24% of net assets) for such securities, with a corresponding amount of assets designated.

EXPENSES - The Funds contract and are charged for those expenses that are directly attributable to each Fund. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees and certain shareholder service fees, are charged to that class. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds. The Ariel Premier Growth Fund and the Ariel Premier Bond Fund have two classes of shares: Investor Class and Institutional Class, each with differing expense structures. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses. Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds. The fees incurred under these arrangements are reported as "Shareholder services fees" in the Statements of Operations. The Trust's custodian reimbursed the Ariel Appreciation Fund for $308,998 of shareholder service fees for the year ended September 30, 2004.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund and declared daily and paid monthly for the Ariel Premier Bond Fund. Distribution of net realized capital gains, if any, are declared and paid at least annually for all Funds.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the character for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Reclassifications recorded in the net asset accounts at September 30, 2004 were as follows:

                                       ARIEL FUND     ARIEL APPRECIATION FUND    ARIEL PREMIER GROWTH FUND   ARIEL PREMIER BOND FUND
                                      ----------------------------------------------------------------------------------------------
Paid-in-capital                       $     (353)         $        --                 $   (41,119)               $      --
                                      ----------------------------------------------------------------------------------------------
Undistributed net investment income     (734,613)            (355,476)                     41,119                    2,507
                                      ----------------------------------------------------------------------------------------------
Accumulated net realized gain/loss       734,966              355,476                          --                   (2,507)

For the year ended September 30, 2004, the Ariel Premier Bond Fund designated $3,793,486 as a long-term capital gain distribution for purposes of the dividends paid deduction.

NOTE THREE | CAPITAL SHARE TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

                                                               YEAR ENDED SEPTEMBER 30, 2004
                      ---------------------------------------------------------------------------------------------------------
                                                                ARIEL PREMIER GROWTH FUND           ARIEL PREMIER BOND FUND
                                                              -----------------------------------------------------------------
                      ARIEL FUND    ARIEL APPRECIATION FUND     INVESTOR     INSTITUTIONAL     INVESTOR           INSTITUTIONAL
                      ---------------------------------------------------------------------------------------------------------
Shares sold           30,123,757          24,158,954             619,295               --        854,034             3,241,288
Shares reinvested             --                  --                  --               --        120,420             1,345,654
Shares redeemed      (12,371,501)        (11,682,464)           (413,706)              --       (916,607)           (2,326,010)
                      ---------------------------------------------------------------------------------------------------------
Net increase          17,752,256          12,476,490             205,589               --         57,847             2,260,932
                      =========================================================================================================

                                                               YEAR ENDED SEPTEMBER 30, 2003
                      ---------------------------------------------------------------------------------------------------------
                                                                ARIEL PREMIER GROWTH FUND           ARIEL PREMIER BOND FUND
                                                              -----------------------------------------------------------------
                      ARIEL FUND    ARIEL APPRECIATION FUND     INVESTOR     INSTITUTIONAL     INVESTOR           INSTITUTIONAL
                      ---------------------------------------------------------------------------------------------------------
Shares sold           30,242,583           28,059,333            594,954               --       1,680,675           3,296,989
Shares reinvested        457,290              158,533                 13               --          83,790             892,633
Shares redeemed      (13,951,514)         (15,745,246)          (217,269)              --      (1,424,206)         (2,472,674)
                      ---------------------------------------------------------------------------------------------------------
Net increase          16,748,359           12,472,620            377,698               --         340,259           1,716,948
                      =========================================================================================================

Transactions in dollars of beneficial interest for each class of the Ariel Premier Growth Fund and the Ariel Premier Bond Fund were as follows:

                                                               YEAR ENDED SEPTEMBER 30
                     ---------------------------------------------------------------------------------------------------------------
                                      ARIEL PREMIER GROWTH FUND                          ARIEL PREMIER BOND FUND
                     ---------------------------------------------------------------------------------------------------------------
                                INVESTOR                INSTITUTIONAL            INVESTOR                    INSTITUTIONAL
                     ---------------------------------------------------------------------------------------------------------------
                         2004              2003          2004   2003        2004          2003            2004             2003
                     ---------------------------------------------------------------------------------------------------------------
Shares sold          $  5,660,695      $  4,579,072        --     --    $  8,933,146  $  18,283,873   $  33,687,767    $ 35,498,291
Shares reinvested              --               100        --     --       1,253,255        892,989      14,021,848       9,521,688
Shares redeemed        (3,752,697)       (1,680,695)       --     --      (9,602,372)   (15,463,542)    (24,385,085)    (26,840,391)
                     ---------------------------------------------------------------------------------------------------------------
Net increase         $  1,907,998      $  2,898,477        --     --    $    584,029  $   3,713,320   $  23,324,530    $ 18,179,588
                     ==============================================================================================================

NOTE FOUR | INVESTMENT TRANSACTIONS, DISTRIBUTIONS AND FEDERAL INCOME TAX
MATTERS

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2004 were as follows:

                            ARIEL FUND          ARIEL APPRECIATION FUND        ARIEL PREMIER GROWTH FUND     ARIEL PREMIER BOND FUND
                          ----------------------------------------------------------------------------------------------------------
Purchases                 $  885,277,109            $  997,785,952                   $  24,114,868               $  798,848,394
Sales                     $  379,038,956            $  485,566,549                   $  22,730,559               $  746,576,892

Purchases and sales of U.S. government securities for the Ariel Premier Bond Fund for the year ended September 30, 2004 were $293,959,318 and $283,370,237, respectively.

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2004 were as follows:

                            ARIEL FUND          ARIEL APPRECIATION FUND        ARIEL PREMIER GROWTH FUND     ARIEL PREMIER BOND FUND
                          ----------------------------------------------------------------------------------------------------------
Cost                      $ 2,774,585,851           $  2,425,739,695                 $  19,010,454               $  318,819,532
                          ==========================================================================================================

Unrealized appreciation   $   673,862,802           $    577,418,409                 $   1,669,707               $    3,136,584
Unrealized depreciation       (33,377,248)              (100,292,254)                     (750,552)                    (826,965)
                          ----------------------------------------------------------------------------------------------------------
 Net appreciation         $   640,485,554           $    477,126,155                 $     919,155               $    2,309,619
                          ==========================================================================================================

Distributions for financial statement purposes for each class of the Ariel Premier Bond Fund for the year ended September 30, 2004 were as follows:

                                   ARIEL PREMIER BOND FUND
                          ------------------------------------------
                           INVESTOR                  INSTITUTIONAL
                          ------------------------------------------
Distributions from:
 Net investment income    $   553,543               $      5,764,183
 Capital gains                925,186                      7,829,604
                          ------------------------------------------
Total distributions       $ 1,478,729               $     13,593,787
                          ------------------------------------------

There were no distributions for the Ariel Premier Growth Fund.

The tax character of distributions paid during the years ended September 30 was as follows:

                              ARIEL FUND          ARIEL APPRECIATION FUND    ARIEL PREMIER GROWTH FUND    ARIEL PREMIER BOND FUND
                          ----------------------------------------------------------------------------------------------------------
                          2004          2003        2004          2003          2004          2003         2004            2003
                          ----------------------------------------------------------------------------------------------------------
Distributions from:
 Ordinary income            --      $  3,317,672      --       $         --       --            --     $  11,279,030   $  10,453,957
 Long-term capital gains    --        13,955,493      --          5,480,997       --            --         3,793,486              --
                          ----------------------------------------------------------------------------------------------------------
Total distributions         --      $ 17,273,165      --       $  5,480,997       --            --     $  15,072,516   $  10,453,957
                          ==========================================================================================================

The components of accumulated earnings (deficit) at September 30, 2004 on a federal income tax basis were as follows:

                                           ARIEL FUND    ARIEL APPRECIATION FUND  ARIEL PREMIER GROWTH FUND  ARIEL PREMIER BOND FUND
                                        --------------------------------------------------------------------------------------------
Undistributed ordinary income           $   15,085,629       $   10,128,711             $         --             $    2,536,151
Undistributed long-term gains              113,393,767           51,155,040                       --                  1,900,572
                                        --------------------------------------------------------------------------------------------
Tax accumulated earnings                   128,479,396           61,283,751                       --                  4,436,723
Accumulated capital and other losses                --                   --               (1,681,042)                        --
Unrealized appreciation on investments     640,485,554          477,126,155                  919,155                  2,309,619
                                        --------------------------------------------------------------------------------------------
Total accumulated earnings (deficit)    $  768,964,950       $  538,409,906             $   (761,887)            $    6,746,342
                                        ============================================================================================

For the year ended September 30, 2004, the Ariel Premier Growth Fund had a federal income tax capital loss carryforward of $1,681,042, the entire amount of which expires in 2011. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

NOTE FIVE | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Ariel Capital Management, LLC (the "Adviser") provides investment advisory and administrative services to each fund of the Trust under various agreements (the "Management Agreements"). Pursuant to the Management Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below.

                      MANAGEMENT FEES        ARIEL FUND     ARIEL APPRECIATION FUND       ARIEL PREMIER GROWTH FUND
           ---------------------------------------------------------------------------------------------------------
             AVERAGE DAILY NET ASSETS:
                    First $500 million         0.65%                0.75%                          0.600%
                     Next $500 million         0.60%                0.70%                          0.575%
                       Over $1 billion         0.55%                0.65%                          0.550%

The Adviser has contractually agreed to reimburse the Ariel Fund, the Ariel Appreciation Fund and the Ariel Premier Growth Fund to the extent operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed the following rates on average daily net assets:
1.50% of the first $30 million and 1.00% of net assets in excess of $30 million for each of the Ariel Fund and the Ariel Appreciation Fund, and 1.25% and 0.65% for the Ariel Premier Growth Fund Investor Class and Institutional Class, respectively. The Adviser has further contractually agreed to limit the total annual operating expenses for the Ariel Premier Growth Fund Investor Class to 1.15% until at least September 30, 2005. Expense reimbursements under these agreements, if any, are reported in the Statements of Operations. Pursuant to the Ariel Premier Bond Fund's investment advisory and administrative services agreements, the Adviser pays all of the Ariel Premier Bond Fund's expenses other than investment advisory fees, administrative services fees, interest, taxes, brokerage commissions, extraordinary expenses, and the Investor Class Rule 12b-1 distribution fees. The Ariel Premier Bond Fund combines investment advisory fees and administrative services fees as "Management fees" in the Statement of Operations.

The following information for the Ariel Premier Bond Fund is for the year ended September 30, 2004:

                                                                     ARIEL PREMIER BOND FUND
                                        ---------------------------------------------------------------------------------
                                                 RATES                                       AMOUNT
                                        ---------------------------------------------------------------------------------
                                        INVESTOR    INSTITUTIONAL          INVESTOR         INSTITUTIONAL        TOTAL
                                        ---------------------------------------------------------------------------------
Investment advisory fees                 0.35%          0.35%             $  86,972         $  765,952        $   852,924
Administrative services fees             0.25%          0.10%                62,118            218,845            280,963
                                        ---------------------------------------------------------------------------------
  Total management fees                  0.60%          0.45%             $ 149,090         $  984,797        $ 1,133,887
                                        =================================================================================

Ariel Distributors, Inc. is the Funds' distributor and principal underwriter ("the Distributor"). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund-Investor Class and Ariel Premier Bond Fund-Investor Class. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid to the Distributor for its services. Distribution fee expense totaled $13,340,615 for the Funds during the year ended September 30, 2004. These amounts were paid to the Distributor, which reallowed $9,054,994 to broker-dealers who distribute fund shares. The remaining amount was retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees' fees and expenses represent only those expenses of non-interested (independent) trustees of the Funds.

NOTE SIX | TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Ariel Fund had the following transactions during the year ended September 30, 2004 with affiliated companies:

                                                               SHARE ACTIVITY                          YEAR ENDED SEPTEMBER 30, 2004
                                     --------------------------------------------------------------  -------------------------------
                                                                                                                       DIVIDENDS
                                        BALANCE                                         BALANCE         VALUE AT        CREDITED
SECURITY NAME                        SEPT. 30, 2003            PURCHASES      SALES  SEPT. 30, 2004  SEPT. 30, 2004    TO INCOME
------------------------------------------------------------------------------------------------------------------------------------
Anixter International, Inc.            2,093,500                 416,950         --    2,510,450      $  88,091,691   $  3,438,375
Bob Evans Farms, Inc.*                 1,629,133                 579,675         --    2,208,808         59,991,225        851,545
Horace Mann Educators Corp.            3,266,175                 120,000         --    3,386,175         59,528,956      1,394,894
IDEX Corp. **                          1,795,600               1,662,850         --    3,458,450        117,448,962        851,340
Invacare Corp.*                        1,632,450                 743,525         --    2,375,975        109,294,850        104,127
Jones Lang LaSalle, Inc.               2,368,300                  77,100         --    2,445,400         80,722,654             --
Valassis Communications, Inc.          2,518,700                 701,650         --    3,220,350         95,257,953             --
                                                                                                      ----------------------------
                                                                                                      $ 610,336,291   $  6,640,281
                                                                                                      ============================

*  Became an affiliated company during the year ended September 30, 2004.
** Purchases include 1,124,150 shares received due to a stock split during the year.

For the year ended September 30, 2004, there were no gains or losses realized on the sale of such shares.

Horace Mann and its affiliates distribute fund shares on terms comparable to other distributors and receive shareholder service fees from Ariel Fund and 12b-1 fees from the Distributor.

NOTE SEVEN | SUBSEQUENT EVENT: PROPOSED LIQUIDATION OF ARIEL PREMIER GROWTH FUND

On November 15, 2004, the Board of Trustees of the Trust adopted a Plan of Liquidation and Termination for the Ariel Premier Growth Fund. Subject to the approval of shareholders, it is expected that the Ariel Premier Growth Fund will be liquidated in January 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE ARIEL INVESTMENT TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund and Ariel Premier Bond Fund (the "Funds"), as of September 30, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended September 30, 2003 and the financial highlights for each of the years in the four-year period ended September 30, 2003 (year ended September 30, 2003 and period February 1, 2002 to September 30, 2002 for Ariel Premier Growth Fund) were audited by other auditors whose report dated October 17, 2003 expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian or other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2004 and the results of their operations, the changes in their net assets, and financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Chicago, Illinois
November 15, 2004

IMPORTANT SUPPLEMENTAL INFORMATION                                   (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on our web site at arielmutualfunds.com and without charge, upon request, by calling us at 1-800-292-7435. Such information for the Ariel Mutual Funds is also available on the Securities and Exchange Commission's ("SEC") web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. However, should you wish to receive individual copies of materials, please contact us at 1-800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

STATEMENT REGARDING AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds will file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year (commencing with the quarter ended December 31, 2004) on Form N-Q which will be available on the SEC's web site at www.sec.gov. Additionally, the Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call 1-800-SEC-0330.

All Ariel Mutual Funds quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on our web site at arielmutualfunds.com. Shareholders also may obtain copies of shareholder reports upon request by contacting us directly at 1-800-292-7435 or by writing to us at P.O. Box 219121, Kansas City, Missouri 64121-9121.

SUMMARY OF BUSINESS CONTINUITY PLAN

We are committed to ensuring seamless service and uninterrupted business coverage for all shareholders in the event of an unexpected business disruption.

All shareholder data and records are housed and maintained by the Funds' transfer agent, Boston Financial Data Services ("BFDS"), in Kansas City, Missouri. Additionally, all fund transactions (including purchases, redemptions and exchanges) are made exclusively through BFDS.

In the event of any disruptive occurrence that would adversely affect BFDS' primary facilities, BFDS has developed a comprehensive business continuity plan that is designed to ensure that BFDS can continue to carry out its obligations on behalf of the Ariel Mutual Funds and their shareholders.

BOARD OF TRUSTEES

                                              TERM OF OFFICE        PRINCIPAL              NUMBER OF
                        POSITION(S)           AND LENGTH OF         OCCUPATION(S)          PORTFOLIOS IN     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE   HELD WITH FUND        TIME SERVED           DURING PAST 5 YEARS    COMPLEX OVERSEEN  HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
BERT N. MITCHELL, CPA   Independent Chairman  Indefinite, until     Chairman and CEO              4          BJ's Wholesale Club,
200 East Randolph Dr.   of the Board of       successor elected     Mitchell & Titus, LLP                    Inc. The Rouse Company
Suite 2900              Trustees, Chairman                          (certified public                        SEEDCO (Structured
Chicago, IL 60601       of Executive          Served as a Trustee   accounting firm)                         Employment Economic
Age: 66                 Committee, Member of  since 1986 and        since 1974                               Development
                        Management Contracts  Independent Chairman                                           Corporation)
                        Committee             since 1995

MARIO L. BAEZA          Trustee, Member of    Indefinite, until     Chairman and CEO, The          4         Air Products and
200 East Randolph Dr.   Management Contracts  successor elected     Baeza Group, LLC and                     Chemicals, Inc.,
Suite 2900              and Governance                              Baeza & Co., LLC                         Tommy Hilfiger Corp.,
Chicago, IL 60601       Committees            Served as a Trustee   (Hispanic-owned                          AusAm
Age: 53                                       since 1995            investment firms)                        Biotechnologies, Inc.,
                                                                    since 1995; Chairman,                    Urban America LLC,
                                                                    TCW/Latin America                        Channel
                                                                    Partners, LLC                            Thirteen/WNET,
                                                                    (private equity                          Hispanic Federation
                                                                    capital firm) 1996 to                    Inc., NAACP Legal
                                                                    2003                                     Defense and
                                                                                                             Educational Fund,
                                                                                                             U.S. Committee for
                                                                                                             the United Nations
                                                                                                             Population Fund

JAMES W. COMPTON        Trustee, Chairman of  Indefinite, until     President and CEO,             4         The Field Museum
200 East Randolph Dr.   Governance            successor elected     Chicago Urban League                     DePaul University,
Suite 2900              Committee, Member of                        (non-profit, civil                       Seaway National Bank
Chicago, IL 60601       Audit Committee       Served as a Trustee   rights and                               of Chicago, The Big
Age: 66                                       since 1997            community-based                          Shoulders Fund
                                                                    organization) since
                                                                    1978

WILLIAM C. DIETRICH,    Trustee, Chairman of  Indefinite, until     Co-Executive Director          4
CPA                     Audit Committee,      successor elected     & Sr. Program Staff
200 East Randolph Dr.   Member of Executive                         Member, Shalem
Suite 2900              Committee             Served as a Trustee   Institute for
Chicago, IL 60601                             since 1986            Spiritual Formation,
Age: 55                                                             Inc. (ecumenical
                                                                    educational
                                                                    institute), 2001 to
                                                                    present; Independent
                                                                    financial consultant,
                                                                    2000 to 2001;
                                                                    Director of Finance &
                                                                    Administration,
                                                                    Streamline.com, Inc.--
                                                                    Washington Division
                                                                    and Vice President,
                                                                    Division Controller,
                                                                    Streamline
                                                                    Mid-Atlantic, Inc.
                                                                    (computerized
                                                                    shopping service),
                                                                    1997 to 2000

ROYCE N. FLIPPIN, JR.   Trustee, Member of    Indefinite, until     President, Flippin            4          EVCI Career Colleges
200 East Randolph Dr.   Management Contracts  successor elected     Associates                               Holding Corp.,
Suite 2900              and Governance                              (consulting firm)                        TerraCycle, Inc.,
Chicago, IL 60601       Committees            Served as a Trustee   since 1992; Director                     Lakewood Preparatory
Age: 70                                       since 1986            of Program                               School, Princeton
                                                                    Advancement,                             Club of New York
                                                                    Massachusetts
                                                                    Institute of
                                                                    Technology, 1992 to
                                                                    1999

                                              TERM OF OFFICE        PRINCIPAL              NUMBER OF
                        POSITION(S)           AND LENGTH OF         OCCUPATION(S)          PORTFOLIOS IN     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE   HELD WITH FUND        TIME SERVED           DURING PAST 5 YEARS    COMPLEX OVERSEEN  HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
JOHN G. GUFFEY, JR.     Trustee, Chairman     Indefinite, until     President, Aurora             4          Calvert Social
200 East Randolph Dr.   of Management         successor elected     Press, Inc.                              Investment
Suite 2900              Contracts Committee,                        (publisher of trade                      Foundation, Calvert
Chicago, IL 60601       Member of Audit       Served as a Trustee   paperback books)                         Group of Funds,
Age: 56                 Committee             since 1986            since 2002; Treasurer                    except for Calvert
                                                                    and Director, Silby,                     Variable Series and
                                                                    Guffey and Co., Inc.                     Calvert Impact Fund
                                                                    (venture capital
                                                                    firm) 1998 to 2003

MELLODY L. HOBSON       Trustee and           Indefinite, until     President, Ariel              4          Chicago Public
200 East Randolph Dr.   President,            successor elected     Capital Management,                      Education Fund,
Suite 2900              Member of                                   LLC since 2000;                          Chicago Public
Chicago, IL 60601       Executive             Served as a Trustee   Senior Vice President                    Library, Chicago
Age: 35                 Committee             since 1993            and Director of                          Public Library
                                                                    Marketing, 1994-2000                     Foundation,
                                                                                                             DreamWorks Animation
                                                                                                             SKG, Inc., The Field
                                                                                                             Museum, Juvenile
                                                                                                             Diabetes Foundation,
                                                                                                             Sundance Institute,
                                                                                                             Tellabs, Inc.,
                                                                                                             Princeton University

CHRISTOPHER G. KENNEDY  Trustee,              Indefinite, until     President,                    4          Center for Disability
200 East Randolph Dr.   Member of Audit       successor elected     Merchandise Mart                         and Elder Law,
Suite 2900              Committee                                   Properties, Inc.                         Heartland Alliance,
Chicago, IL 60601                             Served as a Trustee   (real estate                             Interface Inc.,
Age: 41                                       since 1995            management firm)                         Rehabilitation
                                                                    since 2000; Executive                    Institute of Chicago,
                                                                    Vice President,                          Illinois Council on
                                                                    Marketing 1994-2000;                     Economic Education,
                                                                    Executive Officer,                       Children's Memorial
                                                                    Vornado Realty Trust                     Hospital, Greater
                                                                    (publicly traded real                    Chicago Food
                                                                    estate investment                        Depository Catholic
                                                                    trust) since 2000                        Charities of Chicago
                                                                                                             Chicago Convention
                                                                                                             and Tourism, Irish
                                                                                                             Fellowship Club of
                                                                                                             Chicago

MERRILLYN J. KOSIER     Trustee and           Indefinite, until     Executive Vice                4          Loyola University
200 East Randolph Dr.   Vice President        successor elected     President and                            Chicago Advisory
Suite 2900                                                          Director of Mutual                       Board
Chicago, IL 60601                             Served as a Trustee   Fund Marketing, Ariel
Age: 44                                       since 2003            Capital Management,
                                                                    LLC since 1999

JOHN W. ROGERS, JR.     Trustee               Indefinite, until     Chairman, Founder &           4          Aon Corporation,
200 East Randolph Dr.                         successor elected     CEO of Ariel Capital                     Bally Total Fitness
Suite 2900                                                          Management, LLC;                         Holding Corp.,
Chicago, IL 60601                             Served as a Trustee   Portfolio Manager,                       McDonald's
Age: 46                                       since 2000            Ariel Fund and Ariel                     Corporation, Exelon
                                                                    Appreciation Fund                        Corporation,
                                                                                                             Investment Company
                                                                                                             Institute, Chicago
                                                                                                             Urban League, John S.
                                                                                                             and James L. Knight
                                                                                                             Foundation

OFFICERS

                                              TERM OF OFFICE        PRINCIPAL              NUMBER OF
                        POSITION(S)           AND LENGTH OF         OCCUPATION(S)          PORTFOLIOS IN     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE   HELD WITH FUND        TIME SERVED           DURING PAST 5 YEARS    COMPLEX OVERSEEN  HELD BY OFFICER
----------------------------------------------------------------------------------------------------------------------------------
JAMES W. ATKINSON       Vice President        Indefinite, until     Executive Vice                4          Financial Executives
200 East Randolph Dr.   and Treasurer         successor elected     President and Chief                      International, La
Suite 2900                                                          Financial Officer,                       Rabida Children's
Chicago, IL 60601                             Served as             Ariel Capital                            Hospital, La Rabida
Age: 54                                       Vice President        Management, LLC                          Foundation
                                              and Treasurer
                                              since 1995

MELLODY L. HOBSON       Trustee and           Indefinite, until     President, Ariel              4          Chicago Public
200 East Randolph Dr.   President             successor elected     Capital Management,                      Education Fund,
Suite 2900                                                          LLC since 2000;                          Chicago Public
Chicago, IL 60601                             Served as a Trustee   Senior Vice President                    Library, Chicago
Age: 35                                       since 1993 and        and Director of                          Public Library
                                              President since 2000  Marketing, 1994-2000                     Foundation,
                                                                                                             DreamWorks Animation
                                                                                                             SKG, Inc., The Field
                                                                                                             Museum, Juvenile
                                                                                                             Diabetes Foundation,
                                                                                                             Sundance Institute,
                                                                                                             Tellabs, Inc.,
                                                                                                             Princeton University

MERRILLYN J. KOSIER     Trustee and           Indefinite, until     Executive Vice                4          Loyola University
200 East Randolph Dr.   Vice President        successor elected     President and                            Chicago Advisory
Suite 2900                                                          Director of Mutual                       Board
Chicago, IL 60601                             Served as a Trustee   Fund Marketing, Ariel
Age: 44                                       since 2003 and Vice   Capital Management,
                                              President since 1999  LLC

ERIK D. OJALA           Vice President        Indefinite, until     Vice President,               4          Auxiliary Board of
200 East Randolph Dr.                         successor elected     Assistant General                        Directors, Midtown
Suite 2900                                                          Counsel, Ariel                           Educational
Chicago, IL 60601                             Served as Vice        Capital Management,                      Foundation
Age: 29                                       President since 2003  LLC (Compliance
                                                                    Officer, Ariel
                                                                    Capital Management,
                                                                    LLC 2003-2004);
                                                                    Attorney, D'Ancona &
                                                                    Pflaum LLC and Seyfarth
                                                                    Shaw LLP, as successor
                                                                    thereto, 2000 to 2003

SHELDON R. STEIN        Vice President        Indefinite, until     Vice President,               4
200 East Randolph Dr.                         successor elected     General Counsel,
Suite 2900                                                          Ariel Capital
Chicago, IL 60601                             Served as Vice        Management, LLC; Of
Age: 75                                       President since 2002  Counsel, D'Ancona&
                                                                    Pflaum LLC and
                                                                    Seyfarth Shaw LLP, as
                                                                    successor thereto,
                                                                    since 2001; Prior to
                                                                    2001, Member, D'Ancona
                                                                    & Pflaum LLC

ROXANNE WARD            Vice President        Indefinite, until     Vice President and            4          Illinois Facilities
200 East Randolph Dr.   and Secretary         successor elected     Secretary, Ariel                         Fund, Safer Foundation
Suite 2900                                                          Capital Management,
Chicago, IL 60601                             Served as Vice        LLC
Age: 49                                       President and
                                              Secretary since 1999

ANITA M. ZAGRODNIK      Vice President,       Indefinite, until     Vice President, Fund          4
200 East Randolph Dr.   Assistant Secretary,  successor elected     Administration, Ariel
Suite 2900              Assistant Treasurer,                        Capital Management,
Chicago, IL 60601       & Chief Compliance    Served as Vice        LLC; Principal,
Age: 44                 Officer               President, Assistant  ideassociates LLC,
                                              Secretary and         1999 to 2003
                                              Assistant Treasurer
                                              since 2003

The Ariel Mutual Funds' Statement of Additional Informational (SAI) includes additional information about the Officers. The SAI is available without charge by calling 800-292-7435 or logging on to our award-winning web site at arielmutualfunds.com.

[ARIEL MUTUAL FUNDS LOGO]

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri 64121-9121
800-292-7435
arielmutualfunds.com                                                   TPI 11/04

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer and principal financial officer, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR and also is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no amendments to the provisions of the code of ethics.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Bert N. Mitchell (2) William C. Dietrich, (3) Christopher G. Kennedy and (4) John G. Guffey, Jr.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate Audit Fees of KPMG LLP ("KPMG") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ended September 30, 2004 were $60,000. The aggregate Audit Fees of Ernst & Young LLP ("Ernst & Young") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ended September 30, 2003 were $71,000.

(b) AUDIT-RELATED FEES. The aggregate Audit-Related Fees of KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the registrant's financial statements, but not reported as Audit Fees for the fiscal year ended September 30, 2004 were $0. The aggregate Audit-Related Fees of Ernst & Young for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the registrant's financial statements, but not reported as Audit Fees for the fiscal year ended September 30, 2003 were $0.

(c) TAX FEES. The aggregate Tax Fees of KPMG for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal year ended September 30, 2004 were $12,000. The aggregate Tax Fees of Ernst & Young for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal year ended September 30, 2003 were $8,000.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.

(d) ALL OTHER FEES. The aggregate Other Fees of KPMG for all other non-audit services rendered to the registrant for the fiscal year ended September 30, 2004 were $0. The aggregate Other Fees of Ernst & Young for all other non-audit services rendered to the registrant for the fiscal year ended September 30, 2003 were $0.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant's independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) - (d) above were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) KPMG did not provide any services to the investment adviser or any affiliate for the fiscal year ended September 30, 2004. Ernst & Young did not provide any services to the investment adviser or any affiliate for the fiscal year ended September 30, 2003. The registrant has not paid any fees for non-audit services not previously disclosed in Items 4 (b)-(d).

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant's second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:    /s/ Mellody L. Hobson
    -----------------------------------------------------------
       Mellody L. Hobson
       President and Principal Executive Officer

Date:  November 22, 2004
      ---------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Mellody L. Hobson
    -----------------------------------------------------------
       Mellody L. Hobson
       President and Principal Executive Officer

Date:  November 22, 2004
      ---------------------------------------------------------


By:    /s/ James W. Atkinson
    -----------------------------------------------------------
       James W. Atkinson
       Executive Vice President and Principal Financial Officer

Date:  November 22, 2004
      ---------------------------------------------------------